                                                      REGISTRATION NO. 2-83397


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /

     Pre-Effective Amendment No.  _____                                  /   /

     Post-Effective Amendment No.    19                                  / X /

                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          / X /

                            Capstone Growth Fund, Inc.
------------------------------------------------------------------------------
                 (Exact Name of Registrant as Specified in Charter)

                 5847 San Felipe, Suite 4100, Houston, Texas  77057
------------------------------------------------------------------------------
                (Address of Principal Executive Offices)    (Zip Code)

     Registrant's Telephone Number, Including Area Code     (713) 260-9000
-------------------------------------------------------------------------------
                    Allan S. Mostoff, Esq., Dechert Price & Rhoads
-------------------------------------------------------------------------------
                1500 K Street, N.C., Suite 500, Washington, DC  20005
------------------------------------------------------------------------------
                        (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

     / X /     immediately upon filing pursuant to paragraph (b).

     /   /     on ________________ pursuant to paragraph (b).

     /   /     60 days after filing pursuant to paragraph (a).

     /   /     on (date) pursuant to paragraph (a) of rule 485.

The Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

     / X /     filed the notice required by that Rule on December 28, 1995; or

     /   /     intends to file the notice required by that Rule on or about
               ________________; or

     /   /     during the most recent fiscal year did not sell any securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.

Total Pages ______                                   Exhibit Index Page ______

                            CAPSTONE GROWTH FUND, INC.
                              CROSS REFERENCE SHEET
                                      BETWEEN
                         ITEMS OF FORM N-1A AND PROSPECTUS
                 (PART A TO REGISTRATION STATEMENT NO. 2-83397)

Item
Number  Form N-1A Heading                    Caption in Prospectus
-----   -----------------                    ---------------------
 1.     Cover Page                           Prospectus Cover Page

 2.     Synopsis                             Prospectus Summary; Fund Expenses

 3.     Condensed Financial Information      Financial Highlights

 4.     General Description of Registrant    Investment Objective and Policies;
                                             Investments and Investment Practices;
                                             Investment Restrictions; Management of
                                             the Fund; General Information

 5.     Management of the Fund               Management of the Fund

 6.     Capital Stock and Other Securities   General Information; Distributions and
                                             Taxes

 7.     Purchase of Securities Being         Determination of Net Asset Value;
        Offered                              Purchasing Shares

 8.     Redemption or Repurchase             Redemption and Repurchase of Shares

 9.     Pending Legal Proceedings            Inapplicable

                           CAPSTONE GROWTH FUND, INC.
                   (FORMERLY CAPSTONE U.S. TREND FUND, INC.)

                          5847 San Felipe, Suite 4100
                               Houston, TX  77057
                                 1-800-262-6631



                                 FEBRUARY 29, 1996


                                     PROSPECTUS



     Capstone Growth Fund, Inc. (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund invests primarily in common stocks, although the Fund can also invest in preferred and convertible preferred stocks, as well as other instruments. The Fund would expect to invest primarily in securities of U.S. issuers, but there is no limit on the extent to which it can invest in securities of foreign issuers.

     This Prospectus sets forth certain information about Capstone Growth Fund, Inc. that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.

     A STATEMENT OF ADDITIONAL INFORMATION about Capstone Growth Fund, Inc. dated February 29, 1996 has been filed with the Securities and Exchange Commission and contains further information about the Fund. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone number or address listed above. The Statement of Additional Information is incorporated herein by reference.


        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSIONER NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
            OR ANY STATE SECURITIES COMMISSIONER PASSED UPON THE
                ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          CAPSTONE GROWTH FUND, INC.


Investment Adviser:                        Shareholder Servicing Agent:
  Capstone Asset Management Company          Fund/Plan Services, Inc.
  5847 San Felipe, Suite 4100                P.O. Box 874
  Houston, Texas  77057                      2 W. Elm Street
                                             Conshohocken, Pennsylvania  19428

                                  Distributor:
                         Capstone Asset Planning Company
                           5847 San Felipe, Suite 4100
                              Houston, Texas  77057
                                 1-800-262-6631


                                 TABLE OF CONTENTS

                                                       PAGE
                                                       ----
     Prospectus Summary. . . . . . . . . . . . . . . . . 3
     Fund Expenses . . . . . . . . . . . . . . . . . . . 5
     Financial Highlights. . . . . . . . . . . . . . . . 7
     Investment Objective and Policies . . . . . . . . . 8
     Investments and Investment Practices. . . . . . . . 8
     Investment Restrictions . . . . . . . . . . . . . .10
     Performance Information . . . . . . . . . . . . .  11
     Management of the Fund. . . . . . . . . . . . . .  12
     Purchasing Shares . . . . . . . . . . . . . . . . .14
     Distributions and Taxes . . . . . . . . . . . . . .16
     Redemption and Repurchase of Shares . . . . . . . .18
     Determination of Net Asset Value. . . . . . . . . .19
     Stockholder Services. . . . . . . . . . . . . . . .20
     General Information . . . . . . . . . . . . . . . .22


     No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer or solicitation in such jurisdiction.

                            CAPSTONE GROWTH FUND, INC.

                                PROSPECTUS SUMMARY


Type of Company . . . . . . . . The Fund is an open-end diversified management investment company.  (see page 22)

Investment Objective. . . . . . The Fund seeks long-term capital appreciation.
                                There is no assurance that this objective will be achieved. (see page 8)

Investment Policies . . . . . . The Fund will invest primarily in common stocks, although the Fund can also invest in preferred and convertible preferred stocks and certain other instruments. The Fund would expect to invest primarily in securities of U.S. issuers, but there is no limit on the extent to which it can invest in securities of foreign issuers.
                                The Fund may also engage in certain hedging transactions. (see page 8)

Risk Factors. . . . . . . . . . For hedging purposes, the Fund may invest up to
                                2% of its total net assets in stock options and options on stock indexes and up to 5% of the market value of its assets in margin deposits on stock index futures and options on stock index futures. The Fund may also enter into forward foreign currency exchange contracts as a hedge in connection with its foreign investments. These investments entail special risks. The Fund's investments in foreign securities involve different risks than investments in securities of U.S. issuers. See "Investments and Investment Practices." Additionally, there can be no assurance that the Fund will achieve its investment objective and investors should be aware that the value of the Fund's shares will fluctuate, which may cause a loss in principal value. (see page 9)

Investment Adviser. . . . . . . Capstone Asset Management Company (the Adviser")
                                is the Fund's Investment Adviser. The Adviser provides advisory and/or administrative services to the other mutual funds in the Capstone Group. (see page 12)

Expenses of the Fund. . . . . . For the last fiscal year, the Fund's total operating expenses, including investment advisory fees, were 1.31% of its average net assets. (see page 14)

Dividends and . . . . . . . . . The Fund pays any dividends from net investment
  Distributions                 income and distributions from capital gains at
                                least annually.  (see page 16)

Distributor and . . . . . . . . Shares of the Fund are continuously offered for
  Offering Price                sale through the Fund's Distributor, Capstone
                                Asset Planning Company, without a sales load, at the net asset value next determined after receipt of the order. The Fund pays certain expenses pursuant to a Rule 12b-1 distribution plan. (see page 14)

Minimum Purchase. . . . . . . . The minimum initial investment is $200, except for continuous investment plans, and there is no minimum for subsequent purchases. (see page 15)

Redemption. . . . . . . . . . . Shares of the Fund can be redeemed at the next determined net asset value, without charge.
                                (see page 18)

                                  FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases        0%
  (as a percentage of offering price)

Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering
  price)                                       0%

Deferred Sales Load (as a percentage of
  original purchase price or redemption
  of proceeds, as applicable)                  0%

Redemption Fee (as a percentage of
  amount redeemed, if applicable)              0%

Exchange Fee                                   0%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                                0.69%
12b-1 Fees*                                    0.25%
Other Expenses                                 0.28%
Total Fund Operating Expenses                  1.22%


                                     EXAMPLE

                                       1 year   3 years    5 years    10 years
                                       ------   -------    -------    -------
You would pay the following expenses
on a $1,000 investment, assuming (1)
5% annual return and (2) redemption
at the end of each time period:         $12       $39        $67        $148

_____________
* Under rules of the National Association of Securities Dealers, Inc. (the
  "NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules.  Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term stockholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD
  (see "Distributor").


     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The management fee information contained in the table is based on the maximum asset-based fees currently in effect and does not include any deduction for expense reimbursements or waivers by the Fund's Adviser. An administrative charge is also included in the expense information contained in the table. See "Management of the Fund" for a more complete description of the fees paid to the Adviser. The information disclosed in the table for "12b-1 Fees" has been restated to reflect the maximum distribution expense that, effective August 21, 1995, may be incurred by the Fund. The actual amount paid by the Fund during the fiscal year ended October 31, 1995 was 0.34% of its average net assets.
(Prior to August 21, 1995 the maximum payout permitted under the 12b-1 Plan was 0.35% of the Fund's average net assets). The information disclosed in the table for "Other Expenses" is based on expenses actually incurred by the Fund during its last fiscal year ended October 31, 1995.

THE EXAMPLE WHICH IMMEDIATELY FOLLOWS THE TABLE USES THE "TOTAL FUND
OPERATING EXPENSES" FIGURE ABOVE AND ASSUMES IT WILL REMAIN CONSTANT OVER
THE ILLUSTRATED PERIOD.  THE EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES.  ACTUAL FUND EXPENSES MAY BE
GREATER OR LESSER THAN THOSE SHOWN IN THE EXAMPLE OR IN THE TABLE.


                            FINANCIAL HIGHLIGHTS


     The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.
This information has been derived from information provided in the Fund's financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants. The Fund's Annual Report contains additional performance information and is available free of charge upon request by calling the Fund at 800-262-6631.


                                                               YEAR ENDED OCTOBER 31,
                               --------------------------------------------------------------------------------
                               1995    1994    1993    1992     1991    1990    1989    1988     1987     1986
                               ----    ----    ----    ----     ----    ----    ----    ----     ----     ----
PER SHARE DATA

Net asset value at beginning
  of year. . . . . . . . . .  $13.23  $14.43  $14.00  $14.65   $11.88  $14.76  $12.12  $11.40   $14.71   $12.35
                              ------  ------  ------  ------   ------  ------  ------  ------   ------   ------
Income from investment operations:
  Net investment income. . .    0.17    0.11    0.17    0.20     0.30    0.37    0.37    0.31     0.28     0.32
  Net  realized and unrealized
    gain (loss) on investments  1.93   (0.23)   0.80    0.56     3.42   (1.48)   2.92    1.01     0.49     2.59
                              ------   -----   -----   -----   ------  ------  ------  ------   ------   ------
  Total from investment
    operations . . . . . . .    2.10   (0.12)   0.97    0.76     3.72   (1.11)   3.29    1.32     0.77     2.91
                              ------   -----   -----   -----   ------   -----  ------  ------   ------   ------
Less distributions from:
  Net investment income. . .    0.16    0.13    0.22    0.24     0.37    0.40    0.36    0.31     0.32     0.23
  Net realized gain on
    investments. . . . . . .    1.35    0.95    0.32    1.17     0.58    1.37    0.29    0.29     3.76     0.32
                              ------  ------  ------  ------   ------   -----  ------  ------   ------   ------
  Total distributions. . . .    1.51    1.08    0.54    1.41     0.95    1.77    0.65    0.60     4.08     0.55
                              ------  ------  ------  ------   ------   -----  ------  ------   ------   ------
Net asset value at end of
  year . . . . . . . . . . .  $13.82  $13.23  $14.43  $14.00   $14.65  $11.88  $14.76  $12.12   $11.40   $14.71
                              ======  ======  ======  ======   ======  ======  ======  ======   ======   ======
TOTAL RETURN+  . . . . . . .   17.04%  (0.67)%  7.05%   5.83%   33.58%  (8.55)% 28.47%  12.23%    6.76%   24.15%

RATIOS/SUPPLEMENTAL DATA
Net assets at the end of
  year (in thousands). . . . $85,324 $80,941 $96,465  $97,076  $95,606 $76,780 $86,243 $88,658  $89,729  $83,685

Ratio of operating expenses to
  average net assets . . . .    1.31%   1.28%   1.24%    1.10%    0.97%   0.94%   0.95%   1.01%    0.94%    1.01%
Ratio of net investment income
  to average net assets. . .    1.21%   0.78%   0.19%    1.43%    2.21%   2.77%   2.76%   2.76%    2.14%    2.21%

Portfolio turnover rate. . .     119%     12%     45%      22%      38%     48%     50%     62%      56%     214%

______________

+ Calculated without a sales charge.

                       INVESTMENT OBJECTIVE AND POLICIES

       The Fund's investment objective is to seek long-term capital appreciation. This investment objective is a fundamental policy of the Fund and cannot be changed without stockholder approval. There can be no assurance the Fund's objective will be achieved. In pursuit of its investment objective of long-term capital appreciation, the Fund invests primarily in common stocks of rapidly growing companies that have demonstrated the ability to gain market share and achieve and maintain consistent profitability. The Fund may also invest in preferred and convertible preferred stocks. Although the Fund's investments are expected to be primarily in securities of U.S. issuers, it may invest without limit in securities of foreign issuers. For temporary defensive purposes, the Fund may invest to an unlimited extent in securities of the U.S. Government, its agencies and instrumentalities. The Fund may also invest, to a limited extent, in securities of other investment companies.

       Although the Fund anticipates normally being substantially invested in stocks, the Fund is permitted to invest up to 35% of its assets in bonds and other fixed income securities and may invest without limit in such securities during abnormal market conditions for temporary defensive purposes. The Fund's fixed income investments may include securities of the U.S. Government, its agencies and instrumentalities, corporate notes and bonds, commercial paper, bankers' acceptances, and certificates of deposit. Fixed income securities must be rated at least A by Standard & Poor's Corporation or Moody's Investors Service, or deemed of comparable quality by the Adviser, at the time of purchase by the Fund. A security held by the Fund which is downgraded below such ratings will be sold or retained based on the Adviser's determination of what is best for the Fund and its stockholders.

       Prior to September 6, 1994, the Fund's investment objective was to seek long-term capital appreciation and current income.
Stockholders approved a change to the present investment objective, as well as the Fund's current name, at a meeting held August 25, 1994.


                     INVESTMENTS AND INVESTMENT PRACTICES

       U.S. Government Securities - Securities of the U.S. Government, its agencies and instrumentalities include instruments backed by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds and obligations of the Government National Mortgage Association. Other such instruments, including obligations of the Federal Home Loan Banks, Federal Farm Credit Bank, Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal Land Bank, are guaranteed by the right of the issuer to borrow from the U.S. Treasury. Still others, such as obligations of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain of the agency's obligations or, in the case of agencies such as the Student Loan Marketing Association and the Tennessee Valley Authority, are backed only by the credit of the issuing agency. For investments not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

       Options and Futures - The Fund may employ special investment practices as a hedge against changes in the value of securities held in the Fund's portfolio or securities it intends to purchase.

       The Fund may purchase put and call options on stock and stock indexes for hedging purposes. The Fund will not purchase a call or put option if as a result the premium paid for the option together with premiums paid for all other stock options and options on stock indexes then held by the Fund exceed 2% of the Fund's total net assets.

       A call option gives the purchaser of the option, in return for premium paid, the right to buy the underlying security at a specified price at any point during the term of the option. A put option gives the purchaser the right to sell the underlying security at the exercise price during the option period. In the case of an option on a stock index, the option holder has the right to obtain, upon exercise of the option, a cash settlement based on the difference between the exercise price and the value of the underlying stock index.

       The purchase of put and call options does involve certain risks. Through investment in options, the Fund can profit from favorable movements in the price of an underlying stock to a greater extent than if the Fund purchased the stock directly. However, if the stock does not move in the anticipated direction during the term of the option in an amount greater than the premium paid for the option, the Fund may lose a greater percentage of its investment than if the transaction were effected in the stock directly.

       Generally, transactions in stock index options pose the same type of risks as do transactions in stock options. Price movements in securities which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option which may not completely offset movements in the price of such securities.

       The Fund may also (i) invest up to 5% of its total assets in stock index futures contracts and options on stock index futures and
(ii) engage in margin transactions with respect to such investments.

       A stock index futures contract is an agreement under which two parties agree to take or make delivery of an amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the Fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin", as a partial guarantee of its performance under the contract. As the value of the stock index fluctuates, the Fund may be required to make additional margin deposits, known as "variation margin", to cover any additional obligation it may have under the contract.

       Options on stock index futures contracts are similar to options on stocks except that an option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire.
Upon expiration, the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

       The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to stock market movements beyond the exposure of a portfolio that was 100% invested in common stocks. The Fund will not enter into transactions in futures contracts and options on such contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options, exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options on such contracts to the extent that its outstanding obligations under these contracts would exceed 20% of the Fund's total assets.

       Successful use by the Fund of stock index futures contracts is subject to certain special risk considerations. A liquid index futures market may not be available when the Fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in the Fund's portfolio. Successful use of stock index futures contracts and options on such contracts is further dependent on the Adviser's ability to predict correctly movements in the direction of the stock markets, and no assurance can be given that its judgment in this respect will be correct. Risks in the purchase and sale of stock index futures contracts are discussed further in the Statement of Additional Information.

       Foreign Securities - Investment in foreign securities entails certain special cost and risks. Although the Fund does not expect to invest extensively in foreign securities, stockholders should be aware that such investments often involve higher brokerage and custody costs, currency conversion costs and longer settlement time. Other special factors regarding foreign investing include thinner and more volatile trading markets; less extensive information about securities, markets and issuers; lower levels of government regulation; difficulties in enforcing obligations; different accounting standards; fluctuations in values of foreign currencies against the U.S. dollar; and the risk of negative government actions such as expropriation, nationalization, imposition of withholding, confiscatory or other taxes, currency blockages or restrictions on transfer.

       Forward Foreign Currency Exchange Transactions - The Fund may enter into forward foreign currency exchange contracts in an attempt to hedge against adverse movements in the relative rates of exchange between the U.S. dollar and the currencies in which any non-U.S. investments are denominated, or between two foreign currencies. The Fund may enter into this type of contract with respect to a specific transaction or as a hedge for the Fund's portfolio positions. These contracts involve an obligation to purchase or sell a specific currency at a specified future date at a specified price. These contracts are traded in the interbank market conducted between currency traders (generally large commercial banks) and their customers. Although the Fund would enter into such a contract to minimize the risk of loss due to adverse currency fluctuations, such a contract may also limit the extent to which the Fund could gain from positive fluctuations. There can be no assurance that these activities will be successful in protecting the Fund against negative
effects of currency fluctuation.   For more information on foreign
securities and forward contracts, see the Statement of Additional
Information.


                           INVESTMENT RESTRICTIONS

       The Fund has adopted certain investment restrictions which, together with the investment objective and policies of the Fund, cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares. Such majority is defined by the Investment Company Act of 1940 as the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions, which are designed to enhance the realization of the Fund's investment objective, provide, among other things, that the Fund may not:

       1. Engage in margin transactions or short sales, except that the Fund may engage in margin transactions with respect to transactions in stock index futures contracts and options on stock index futures.

       2. Invest more than 5% of the value of its total assets (at time of investment) in the securities of any one issuer except the United States Government and its instrumentalities.

       3. Invest in companies for the purpose of exercising control of management.

       4. Borrow any amount in excess of 5% of the value of its total assets less all liabilities not represented by senior securities at the time the loan is made, or amounts in excess of 10% of the gross assets of the Fund taken at cost, whichever is less, and provided further that any such borrowings shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Normally the Fund will borrow only to permit timely payment for shares liquidated by stockholders for which it does not have ready funds to make payment. While authorized to borrow, the Fund has never done so and has no plans to do so.

       5. Invest in securities of companies having a record of less than three years continuous operation, if such purchase at the time would cause more than 5% of the total assets to be invested in the securities of such company or companies.

       6. Purchase or retain securities of a company, if those officers or directors of the Fund or the Adviser who individually own beneficially more than 1/2 of 1% of the shares or securities of such company together own beneficially more than 5% of the shares or securities of such company.

       7. Invest in commodities or commodity contracts except that the Fund may enter into stock index futures contracts and options on stock index futures contracts to the extent that, (a) immediately thereafter, the sum of its initial margin deposits on such open contracts and premiums paid for options on such futures contracts does not exceed 5% of the market value of the Fund's total assets and (b) its outstanding obligations under such contracts and options does not exceed 20% of the Fund's total assets.

       Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities.

       Additional investment restrictions of the Fund which may not be changed without stockholder approval are found under the caption
"Investment Restrictions" in the Fund's Statement of Additional
Information.


                           PERFORMANCE INFORMATION

       The Fund may from time to time include figures indicating the Fund's yield, total return or average annual total return in advertisements or reports to stockholders or prospective investors.
Quotations of the Fund's yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1,5 and 10 years ending on the most recent calendar quarter. Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.


                            MANAGEMENT OF THE FUND

       The Fund is an open-end diversified management investment company, commonly called a mutual fund. Through the purchase of shares of the Fund, investors with goals similar to the investment objective of the Fund can participate in the investment performance of the portfolio of investments held by the Fund. The management and affairs of the Fund are supervised by its Board of Directors.

ADVISER

       Capstone Asset Management Company, a wholly-owned subsidiary of Capstone Financial Services, Inc., acts as the Investment Adviser to the Fund. The address of the Adviser is 5847 San Felipe, Suite 4100, Houston, Texas 77057. The Adviser provides investment advisory and/or administrative services to five other mutual funds: Capstone Government Income Fund, Capstone Intermediate Government Fund, Capstone Nikko Japan Fund, Capstone New Zealand Fund and Medical Research Investment Fund, Inc. (the "Capstone Group"), pension and profit sharing accounts, corporations and individuals. Total assets under management are approximately $1.3 billion.

       Investment decisions for the Fund are made by the portfolio manager, Albert P. Santa Luca, Ph.D. Dr. Santa Luca was appointed as co-manager in October 1994 and assumed full responsibility in July, 1995. Dr. Santa Luca began his investment career in 1984 at Team Bank/Texas American Bank by managing common fund investing in midcap value and growth stocks, and managing accounts for large charitable foundations, employee benefit plans and high net worth individuals. In 1993 Team Bank/Team American Bank became BancOne -- BancOne Investment Advisors. Dr. Santa Luca was subsequently appointed as back-up manager and, in 1994, fund manager for the One Group Small Company Growth Fund, a $400 million small capitalization growth fund.

       Pursuant to the terms of an investment advisory agreement which was approved by stockholders on February 18, 1992, the Fund retains the Adviser to (1) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations, (2) make investment decisions for the Fund, (3) place orders to purchase and sell securities for the Fund, subject to the supervision of the Board of Directors, and
(4) provide administrative services for the Fund. In accordance with the Fund's policy of allocating portfolio brokerage described in the Statement of Additional Information, the Adviser is permitted to consider sales of Fund shares as a factor in selecting broker-dealers to execute portfolio transactions, subject to best execution, and may also place orders for Fund portfolio transactions with the Fund's Distributor and Williams McKay Jordan & Mills, Inc., broker-dealer affiliates of the Adviser.

       The Fund pays all expenses incurred in the operation of the Fund other than those borne by the Adviser under the Advisory Agreement. Expenses payable by the Fund include: fees of directors who are not "interested persons" (as defined in the 1940 Act) of the Adviser or its affiliates; Board of Director meeting-related expenses of the directors and officers; expenses for legal and auditing services;
data processing and pricing services; costs of printing and mailing proxies, stock certificates and stockholder reports; charges of the custodian, transfer agent, registrar or dividend disbursing agent; expenses pursuant to the Service and Distribution Plan; Securities and Exchange Commission fees; membership fees in trade associations; fidelity bond coverage for the Fund's officers; directors' and officers' errors and omissions insurance coverage; interest;
brokerage costs; taxes; expenses of qualifying the Fund's shares for sale in various states; litigation; and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

       For its services, the Adviser receives an annual fee on the basis of a percentage of net assets. For the fiscal year ended
October 31, 1995, the Fund paid advisory fees equal to 0.69% of the average net assets of the Fund.

       The Adviser also performs certain accounting, bookkeeping and pricing services. For these services the Adviser receives a monthly fee to reimburse the Adviser for its costs. This amount is not intended to include any profit to the Adviser and is in addition to the advisory fees described above.

DISTRIBUTOR

       Pursuant to a Distribution Agreement with the Fund dated May 11, 1992, Capstone Asset Planning Company (the "Distributor") is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of he Fund to the public on a continuous basis.

       The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for expenditures incurred by it in connection with the distribution of the Fund shares to investors and provision of certain stockholder services including but not limited to the payment of compensation, including incentive compensation, to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") to obtain various distribution related and/or administrative services for the Fund. These services include, among other things, processing new stockholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund.
In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

       Under the Plan, payments made to the Distributor may not exceed an amount computed at an annual rate of 0.25% of the average net assets of the Fund. (Prior to August 21, 1995, the maximum payout under the Plan was 0.35% of the average net assets of the Fund.) Of this amount, the Distributor may reallocate amounts up to 0.25% of the Fund's average net assets to Service Organizations (which may include the Distributor). Any amounts not so allocated will be retained by the Distributor for the purposes described above. The Distributor is permitted to collect the fees under the Plan on a monthly basis. Any expenditures incurred by the Distributor in excess of the limitation described above during a given month may be carried forward up to twelve months for reimbursement, subject always to the 0.25% limit, and no interest or carrying charges will be payable by the Fund on amounts carried forward. The Plan may be terminated by the Fund at any time and the Fund will not be liable for amounts not reimbursed as of the termination date.

       The Plan was last approved by a majority of the Fund's directors, including a majority of the directors who have no direct or indirect financial interest in the operation of the Plan or any of its agreements ("Plan Directors") on May 7, 1995. The Plan was approved by the Fund's stockholders on February 18, 1992 and took effect on March 1, 1992. The Plan may be continued from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors, including a majority of the Plan Directors.

       The Glass-Steagall Act and other applicable laws currently prohibit banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, unless such laws are changed, if the Fund engages banks as Service Organizations, the banks would perform only administrative and stockholder servicing functions. If a bank were prohibited from acting as a Service Organization, alternative means for continuing the servicing of such stockholders would be sought. State law may differ from Federal law and banks and other financial institutions may be required to be registered as broker-dealers to perform administrative and stockholder servicing functions.

EXPENSES

       The Fund's expenses are accrued daily and are deducted from its total income before dividends are paid. The Fund's total operating expenses during the fiscal year ended October 31, 1995 were 1.31% of its average net assets.


                              PURCHASING SHARES

       Capstone Asset Planning Company (the "Distributor"), located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis. Edward L. Jaroski, a director and officer of the Fund, is President and director of the Distributor and the Adviser. Most officers of the Fund are also officers of the Adviser, the Distributor and their parent company, Capstone Financial Services, Inc.

       Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund's Distributor. Except for the Fund itself, only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of the Fund. For further information, reference is made to the caption "Distributor" in the Fund's Statement of Additional Information.

       Shares of the Fund are sold at net asset value, without a sales charge, and will be credited to a stockholder's account at the net asset value next computed after an order is received by the Distributor. The minimum initial investment is $200, except for continuous investment plans which have no minimum, and there is no minimum for subsequent purchases. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so.

       At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor. In addition, the Adviser and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser and/or Distributor, sponsor programs designed to reward selected dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. These programs will not change the price you pay for your shares or the amount that the Fund will receive from such sale.

       Payment for all orders to purchase Fund shares must be received by the Fund's Transfer Agent within three business days after the order was placed.

INVESTING THROUGH AUTHORIZED DEALERS

       If any authorized dealer receives an order of at least $200, the dealer may contact the Distributor directly. Orders received by dealers by the close of trading on the New York Stock Exchange on a business day that are transmitted to the Distributor by 4:00 p.m. Central time on that day will be effected at the net asset value per share determined as of the close of trading on the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined net asset value. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Central time.

       After each investment, the stockholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

PURCHASES THROUGH THE DISTRIBUTOR

       An account may be opened by mailing a check or other negotiable bank draft (payable to Capstone Growth Fund, Inc.) for $200 or more together with the completed Investment Application Form to the Transfer Agent: Capstone Growth Fund, Inc., c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, Pennsylvania
19428. The $200 minimum initial investment may be waived by the Distributor for plans involving continuing investments (see "Stockholder Services"). There is no minimum for subsequent investments, which may be mailed directly to the Transfer Agent. All such investments are effected at the net asset value of Fund shares next computed following receipt of payment by the Transfer Agent. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the stockholder's address of record.

TELEPHONE PURCHASE AUTHORIZATION (INVESTING BY PHONE)

       Stockholders who have completed the Telephone Purchase
Authorization section of the

Investment Application Form may purchase additional shares by telephoning the Fund's Transfer Agent at (800) 845-2340. The minimum telephone purchase is $1,000 and the maximum is five times the net asset value of shares (for which certificates have not been issued) held by the stockholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be effected at the net asset value next computed after receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within three business days after the order is placed. If payment is not received within three business days, the stockholder will be liable for all losses incurred as a result of the purchase.

INVESTING BY WIRE

       Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank KC NA, ABA #10-10-00695, For: Fund/Plan Services, Inc. Account #98-7037-0719; Further Credit Capstone Growth Fund, Inc. The investor's name and account number must be specified in the wire.

       Initial Purchases - Before making an initial investment by wire, an investor must first telephone (800) 845-2340 to be assigned an account number. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, the investment application which accompanies this Prospectus should be promptly forwarded to Capstone Growth Fund, Inc., c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W.
Elm Street, Conshohocken, Pennsylvania 19428.

       Subsequent Purchases - Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.



                           DISTRIBUTIONS AND TAXES

PAYMENT OPTIONS

       Distributions (whether treated for tax purposes as ordinary income or long-term capital gains) to stockholders of the Fund are paid in additional shares of the Fund, with no sales charge, based on the Fund's net asset value as of the close of business on the record date for such distributions. However, a stockholder may elect on the application form which accompanies this Prospectus to receive distributions as follows:

Option 1.   To receive income dividends in cash and capital gain
            distributions in additional Fund shares, or

Option 2.   To receive all income dividends and capital gain
            distributions in cash.

       The Fund intends to pay any dividends from investment company taxable income and distributions representing capital gain at least annually, usually in November. The Fund will advise each stockholder annually of the amounts of dividends from investment company taxable income and of net capital gain distributions reinvested or paid to the stockholder during the calendar year.

       If you select Option 1 or Option 2 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then current net asset value and your election will be converted to the purchase of additional shares.

TAXES

       The Fund intends to continue to qualify and elect to be treated as a regulated investment company under the Federal tax law. In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and the excess of realized net short-term capital gain over realized net long-term capital loss), the Fund generally will be relieved of Federal income tax on its investment company taxable income and net capital gain (the excess of realized net long-term capital gains over realized net short-term capital losses) distributed to stockholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

       Distributions from investment company taxable income are taxable to stockholders as ordinary income. Distributions of the net capital gain designated by the Fund as capital gain dividends are taxable as long-term capital gains regardless of the length of time a stockholder may have held shares of the Fund. The tax treatment of distributions treated as ordinary income or capital gain will be the same whether the stockholder reinvests the distributions in additional shares or elects to receive them in cash.

       Stockholders will be notified each year of the amounts and nature of dividends and distributions including the amounts (if any) for that year which have been designated as capital gain dividends.

       Special tax rules may apply to the Fund's purchase of put and call options, its acquisition of stock index futures, and its acquisition of options on such futures. Such rules, among other things: (i) may affect whether capital gains and losses from such transactions are considered to be short-term or long-term; (ii) may have the effect of converting capital gains and losses into ordinary income and losses; (iii) may have the effect of deferring losses and/or accelerating the recognition of gains or losses; and (iv) for purposes of qualifying as a regulated company, may limit the extent to which the Fund will be able to engage in such transactions.

       Upon the sale, redemption or other disposition of shares of the Fund, a stockholder generally will realize a taxable gain or loss, depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands and generally will be long-term or short-term, depending upon the stockholder's holding period for the shares.
Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to the reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder with respect to such shares.

       The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions (including gross proceeds from the redemption of Fund shares) payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or where the Fund or the stockholder has been notified by the Internal Revenue Service that the stockholder is subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's Federal income tax liability.

       Distributions also may be subject to additional state, local, and foreign taxes depending upon each stockholder's particular situation. In addition, foreign stockholders may be subject to Federal income tax rules that differ significantly from those described above. Stockholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                     REDEMPTION AND REPURCHASE OF SHARES

       Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Growth Fund, Inc., c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, Pennsylvania 19428. In addition, certain expedited redemption methods described below are available. If stock certificates have been issued for shares being redeemed, such certificates must accompany the written request with the stockholder's signature guaranteed by an "eligible guarantor institution", as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. No signature guarantees for shares for which no certificates have been issued are required when an application is on file at the Transfer Agent and payment is to be made to the stockholder of record at the stockholder's address of record. However, if the proceeds of the redemption are to be paid to someone other than the registered holder, or to other than the stockholder's address of record, or if the shares are to be transferred, the owner's signature must be guaranteed as specified above. The redemption price shall be the net asset value per share next computed after receipt of the redemption request. See "Determination of Net Asset Value".

       In addition, the Distributor is authorized as agent for the Fund to offer to repurchase shares which are presented by telephone or telegraph to the Distributor by authorized investment dealers. The repurchase price is the net asset value per share next determined after the request is received. See "Determination of Net Asset
Value". Broker-dealers may charge for their services in connection with the repurchase, but the Distributor and its affiliates will not charge any fee for such repurchase. Payment for shares presented for repurchase or redemption by authorized investment dealers will be made within seven days after receipt by the Transfer Agent of a written notice and/or certificate in proper order.

       The Fund reserves the right to pay any portion of redemption requests in excess of $1 million in readily marketable securities from the Fund's portfolio. In this case, the stockholder may incur brokerage charges on the sale of the securities.

       The right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; during any period when an emergency as defined by the rules and regulations of the Securities and Exchange Commission exists; or during any period when the Securities and Exchange Commission has by order permitted such suspension. The Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

       The value of shares on repurchase or redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares.

EXPEDITED TELEPHONE REDEMPTION

       A stockholder redeeming at least $1,000 of shares (for which certificates have not been issued), and who has authorized expedited redemption on the application form filed with the Transfer Agent may at the time of such redemption request that funds be mailed or wired to the commercial bank or registered broker-dealer he has previously designated on the application form by telephoning the Transfer Agent at (800) 845-2340. Redemption proceeds will be sent on the next business day following receipt of the telephone redemption request. If a stockholder seeks to use an expedited method of redemption of shares recently purchased by check, the Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase. The Fund, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting telephone redemptions.

       When exchange or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmations of transactions.
The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.


                       DETERMINATION OF NET ASSET VALUE

       The net asset value per share is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern time, except that the net asset value will not be computed on the following holidays: New Year's Day, President's Day,

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share is computed by deducting total liabilities from total assets of the Fund and dividing the remainder by the total number of shares outstanding. The net asset value so computed will be used for all purchase orders and redemption requests received between such computation and the preceding computation.

       Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are valued at the mean between the most recent bid and asked prices. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the mean between the most recent bid and asked price. However, debt securities (other than short-term obligations) including listed issues, may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. For information concerning pricing of financial futures, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information. Securities as to which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors.

       All portfolio securities, except options on stock and stock indexes and except for stock index futures and options thereon, are valued as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 p.m. Eastern time). Options on stock and stock indexes traded on national securities exchanges, and stock index futures and options thereon, which are traded on commodities exchanges, are valued at their last daily settlement prices as of the close of such exchanges (which is currently 4:15 p.m. Eastern time).


                             STOCKHOLDER SERVICES

       Capstone Growth Fund, Inc. provides its stockholders with a number of services and conveniences designed to assist investors in the management of their investments. These stockholder services include the following:

TAX-DEFERRED RETIREMENT PLANS

       Shares may be purchased by virtually all types of tax-deferred retirement plans. The Distributor or its affiliates make available plan forms and/or custody agreements for the following:

       o Individual Retirement Accounts (for individuals and their non-employed spouses who wish to make limited tax deductible contributions to a tax-deferred account for retirement); and

       o    Simplified Employee Pension Plans.

       Dividends and distributions will be automatically reinvested without a sales charge. For further details, including fees charged, tax consequences and redemption information, see the specific plan documents which can be obtained from the Fund.

       Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

EXCHANGE PRIVILEGE

       Shares of the Fund which have been outstanding 15 days or more may be exchanged for shares of other Capstone Funds at a price based on their respective net asset values with no sales or administrative charge. A stockholder requesting such an exchange will be sent a current prospectus for the fund into which the exchange is requested. Shares held less than 15 days cannot be exchanged; such shares will be redeemed at the next computed net asset value.

       Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales may be deemed abusive by the Adviser and, at the discretion of the Adviser, can be limited by the Fund's refusal to accept further purchase and/or exchange orders from the investor. Although the Adviser will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other stockholders, as a general policy investors should be aware that engaging in more than one exchange or purchase-sale transaction during any thirty-day period with respect to a particular fund may be deemed abusive and therefore subject to the above restrictions.

       An exchange of shares is treated for Federal income tax purposes as a sale of shares given in exchange and the stockholders may, therefore, realize a taxable gain or loss. The exchange privilege may be exercised only in those states where shares of the fund for which shares held are being exchanged may be legally sold, and the privilege may be amended or terminated upon 60 days' notice to stockholders.



       The stockholder may exercise the following exchange privilege options:

            Exchange by Mail - Stockholders may mail a written notice requesting an exchange to the Fund's Transfer Agent.

            Exchange by Telephone - Stockholders must authorize telephone exchange on the application form filed with the Transfer Agent to exchange shares by telephone. Telephone exchanges may be made from 9:30 a.m. to 4:00 p.m. Eastern time, Monday through Friday, except holidays. If certificates have been issued to the investor, this procedure may be utilized only if he delivers his certificates, duly endorsed for transfer, to the Transfer Agent prior to giving telephone instructions. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting exchanges over the telephone.

       When exchange or redemption requests are made by telephone, the Fund has procedures in place designed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmations of transactions.
The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.

PRE-AUTHORIZED PAYMENT

       A stockholder who has completed the Pre-Authorized Payment section of the Investment Application Form may arrange to make regular monthly investments of $25 or more automatically from his checking account by authorizing the Fund's Transfer Agent to withdraw the payment from his checking account.

SYSTEMATIC WITHDRAWAL PLAN

       Investors may open a withdrawal plan providing for withdrawals of $50 or more monthly, quarterly, semi-annually or annually if they have made a minimum investment of $5,000 in shares of the Fund. The minimum amount which may be withdrawn pursuant to this plan is $50.

       These payments do not represent a yield or return on investment and may constitute return of initial capital. In addition, such payments may deplete or eliminate the investment. Stockholders cannot be assured that they will receive payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend primarily upon the amount and frequency of payments and the yield on the remaining shares. Under this plan, any distributions must be reinvested in additional shares at net asset value.

       The Systematic Withdrawal Plan is voluntary, flexible, and under the stockholder's control and direction at all times, and does not limit or alter the stockholder's right to redeem shares. Such Plan may be terminated in writing at any time by either the stockholder or the Fund. The cost of operating the Systematic Withdrawal Plan is borne by the Fund.


                             GENERAL INFORMATION

       The Fund is an open-end diversified management investment company, as defined in the Investment Company Act of 1940, as amended. It was incorporated in New Jersey in 1952 and merged into a Pennsylvania corporation in 1967. Effective May 11, 1992 the Fund was reorganized as a Maryland corporation and its name was changed from U.S. Trend Fund, Inc. to Capstone U.S. Trend Fund, Inc. The Fund's name was changed to Capstone Growth Fund, Inc. effective September 6, 1994, upon approval by the Fund's stockholders at a special meeting held on August 25, 1994.

       The Fund's authorized capitalization consists of twenty-five million shares of $0.001 par value common stock. There is no other class of security outstanding. All shares have equal voting and liquidation rights and have one vote per share. Voting rights are non-cumulative, which means that holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for the directors will not be able to elect any directors. All shares have equal dividend rights, are fully paid, nonassessable and freely transferable and have no conversion, pre-emptive or subscription rights. Fractional shares have the same rights, pro rata, as full shares.

       If additional series are added, on all matters submitted to stockholder vote, all shares of the Fund then issued and outstanding, irrespective of series, will be voted in the aggregate and not by individual series except (i) when required by the Investment Company
Act of 1940, shares will be voted by
individual series, and (ii) when a matter is determined by the directors to affect less than all of the Fund's series, then only holders of shares of the affected series will be entitled to vote on such matter.

       As of February 15, 1996 NationsBank, as trustee under the Tenneco Inc. Thrift Plan, owned approximately 34.5% and PliFunds
Investment Plans owned approximately 7.2% of the outstanding shares of the Fund.

       The Fund's securities are held by The Fifth Third Bank,
Cincinnati, Ohio, under a Custodian Agreement with the Fund.
Fund/Plan Services, Inc. acts as both Transfer Agent and dividend paying agent for the Fund.

       Inquiries by stockholders of the Fund should be addressed to the Fund at its address stated on the cover page of this Prospectus.

ANNUAL MEETING

       The Fund is not required to hold an annual meeting of its stockholders; however, stockholders have the right to require the Secretary of the Fund to call a stockholders' meeting upon the written request of stockholders entitled to vote not less than ten percent of all votes entitled to be cast at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the stockholders requesting such meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such stockholders. No meeting shall be called upon the request of stockholders to consider any matter which is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding twelve months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.

                          CAPSTONE GROWTH FUND, INC.
                            CROSS REFERENCE SHEET
                                   BETWEEN
                          ITEMS OF FORM N-1A AND THE
                     STATEMENT OF ADDITIONAL INFORMATION
                (PART B TO REGISTRATION STATEMENT NO. 2-83397)

Item                                          Caption in Statement of
Number  Form N-1A Heading                     Additional Information
-----   -----------------                     -----------------------
10.     Cover Page                            Cover Page

11.     Table of Contents                     Table of Contents

12.     General Information and History       General Information

13.     Investment Objectives and Policies    Investment Restrictions; Risk
                                              Factors

14.     Management of the Fund                Directors and Executive Officers

15.     Control Persons and Principal         Control Persons and Principal
        Holders of Securities                 Holders of Securities

16.     Investment Advisory and Other         Investment Adviser; Other Information
        Services

17.     Brokerage Allocation                  Portfolio Transactions and Brokerage

18.     Capital Stock and Other Securities    Inapplicable

19.     Purchase, Redemption and Pricing      Determination of Net Asset Value;
        of Securities Being Offered           How to Buy and Redeem Shares

20.     Tax Status                            Dividends and Distributions; Taxes

21.     Underwriter                           Distributor

22.     Calculation of Performance Data       Performance Information

23.     Financial Statements                  Financial Statements

                           CAPSTONE GROWTH FUND, INC.
                   (FORMERLY CAPSTONE U.S. TREND FUND, INC.)

                     STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 29, 1996


     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated February 29, 1996. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.


                                TABLE OF CONTENTS



                                                            PAGE
                                                            ----
General Information. . . . . . . . . . . . . . . . . . . . . .2
Investment Restrictions. . . . . . . . . . . . . . . . . . . .2
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . .3
Performance Information. . . . . . . . . . . . . . . . . . . .7
Directors and Executive Officers . . . . . . . . . . . . . . .8
Investment Adviser . . . . . . . . . . . . . . . . . . . . . 10
Distributor. . . . . . . . . . . . . . . . . . . . . . . . . 12
Portfolio Transactions and Brokerage . . . . . . . . . . . . 13
Determination of Net Asset Value . . . . . . . . . . . . . . 15
How to Buy and Redeem Shares . . . . . . . . . . . . . . . . 15
Dividends and Distributions. . . . . . . . . . . . . . . . . 16
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Control Persons and Principal Holders of Securities. . . . . 19
Other Information. . . . . . . . . . . . . . . . . . . . . . 19
Financial Statements . . . . . . . . . . . . . . . . . . . . 20

GENERAL INFORMATION

     The Fund is an "open-end diversified management company" under the Investment Company Act of 1940. It was incorporated in New Jersey in 1952 and commenced business shortly thereafter. On February 28, 1967, it was merged into a Pennsylvania corporation and operated under the laws of that state until May 11, 1992 when it was reorganized as a Maryland corporation and its name changed from U.S. Trend Fund, Inc. to Capstone U.S. Trend Fund, Inc. Effective September 6, 1994 the Fund's name was changed to Capstone Growth Fund, Inc. This change was approved by stockholders at a meeting held August 25, 1994.

     The Fund is a member of a group of investment companies sponsored by Capstone Asset Management Company (the "Adviser"), which provides investment advisory and administrative services to the Fund. The Adviser and Capstone Asset Planning Company (the "Distributor") are wholly-owned subsidiaries of Capstone Financial Services, Inc.


INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which, along with its investment objective, cannot be changed without approval by the holders of a majority of its outstanding shares. In addition to the fundamental investment limitations set forth in the Fund's Prospectus, the Fund shall not:

     1. Invest in real estate, or other interests in real estate which are not readily marketable.

     2. Underwrite securities issued by others, or invest in any securities it could not freely sell to the public without registration under the Securities Act of 1933, as amended, except that the Fund may invest up to 10% of its assets in securities which have not been registered under the Securities Act of 1933, as amended.

     3. Purchase the securities of any one issuer if such purchase would cause more than 10% of any class of outstanding securities, including outstanding voting securities, of such issuer to be held by the Fund.

     4. Lend any part of its assets apart from the purchase of portions of issues of publicly distributed bonds, debentures, notes and other evidences of indebtedness and privately distributed debt obligations of publicly owned companies.

     5.   Issue warrants or options for the acquisition of Fund shares.

     6. Pledge or otherwise encumber any of its assets to an extent greater than 15% of the gross assets of the Fund taken at cost. (In order to comply with Illinois law, management has decided to follow a more restrictive policy for the present time. Accordingly, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of the offering price of the Fund's shares, except as permitted in transactions in options and futures.)

     7. Invest more than 25% of the value of its assets in a particular industry.

     8. The Fund will not invest in oil, gas or other mineral exploration or development programs (although the Fund is not prohibited from investing in issuers that own or invest in such investors).

     9. Invest in securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition, or reorganization, and (b) the Fund may invest up to 10% of its total assets in shares of other investment companies.

     The portfolio securities of the Fund may be turned over whenever necessary or appropriate in the opinion of the Fund's management to seek the achievement of the basic objective of the Fund. The turnover rate of the Fund's portfolio was 119% for the fiscal year ended October 31, 1995 and 12% for the fiscal year ended October 31, 1994.


RISK FACTORS

STOCK INDEX FUTURES AND RELATED OPTIONS

     The Fund may engage in transactions in options on stock and stock indices, and stock index futures and options on such futures as a hedge against changes in the value of securities held in the Fund's portfolio or securities it intends to purchase.

     To protect the value of its portfolio against declining stock prices, the Fund may purchase put options on stock indices. To protect against an increase in the value of securities that it wants to purchase, the Fund may purchase call options on stock indices. A stock index (such as the S&P
500) assigns relative values to the common stocks included in the index and the index fluctuates with the changes in the market values of the common stocks so included. Options on stock indices are similar to options on stock except that, rather than giving the purchaser the right to take delivery of stock at a specified price, an option on a stock index gives the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss with respect to options on stock indices depends on price movements in the stock market generally rather than price movements in individual stocks.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

     Because the value of a stock index option depends upon movements in the level of the stock index rather than the price of a particular stock, whether a fund will realize a gain or loss on the purchase of a put or call option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of both put and call options on stock indices will be subject to the Adviser's ability to accurately predict movements in the direction of the stock market generally or of a particular industry. In cases where the Adviser's prediction proves to be inaccurate, the Fund will lose the premium paid to purchase the option and it will have failed to realize any gain.

     In addition, the Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the option. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the index.

     A stock index futures contract is a bilateral agreement to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the futures contract price. The value of a unit is the current value of the stock index. For example, the Standard & Poor's Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index Futures were $150, one contract would be worth $75,000 (500 units X $150). Stock index futures contracts specify that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of a contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units X gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units X loss of $4).

     Options on stock index futures contracts are similar to options on stocks except that an option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and short position if the option is a put), upon deposit of required margin. In the alternative, the purchaser may resell the option, if it has value, or simply let it expire. Upon expiration the purchaser will either realize a gain or the option will expire worthless, depending on the closing price of the index on that day. Thus, the purchaser's risk is limited to the premium paid for the option.

     Successful use of stock index futures contracts and options on such contracts is subject to the Adviser's ability to predict correctly movements in the direction of the stock markets. No assurance can be given that the Adviser's judgement in this respect will be correct.
Additionally, the correlation between movements in the price of futures contracts or options on futures contracts and movements in prices of securities being hedged or used for cover is not perfect.

     The Fund will purchase and sell stock index futures contracts and will purchase put and call options on stock index futures contracts only as a hedge against changes in the value of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of the risks inherent in the ongoing management of the Fund. Generally, the Fund may hedge its securities portfolio against a period of market decline by selling stock index futures contracts or by purchasing puts on stock index futures contracts for the purpose of protecting its portfolio against such decline. Conversely, the Fund may purchase stock index futures contracts or call options thereon as a means of protecting against an increase in the prices of securities which the Fund intends to purchase. The Fund will not engage in transactions in stock index futures contracts or options on such contracts for speculation and will not write options on stock index futures contracts.

     When purchasing stock index futures contracts, the Fund will be required to post a small initial margin deposit, held by the Fund's custodian in the name of the futures broker selected by the Fund; the remaining portion of the contracts' value will be retained in short-term investments in order to meet variation margin requirements or net redemptions. In the event of net redemptions, the Fund would close out open futures contracts and meet redemptions with cash realized from liquidating short-term investments.

     The Fund will not leverage its portfolio by purchasing an amount of contracts that would increase its exposure to stock market movements beyond the exposure of a portfolio that was 100% invested in common stocks.

     The Fund will not enter into transactions involving futures contracts and options on futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open futures contracts and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts and options on futures contracts to the extent that its outstanding obligations under these contracts and options would exceed 20% of the Fund's total assets.

     Stock index futures contracts by their terms settle at settlement date on a cash basis. In most cases, however, the contracts are "closed out" before the settlement date. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or selling a previously purchased contract) in an identical contract to terminate the position.

     Positions in stock index futures contracts may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specified time. Thus, it may not be possible to close out a futures position, which could have an adverse impact on the cash position of the Fund, and which could possibly force the sale of portfolio securities at a time when it may be disadvantageous to do so. In the opinion of the Fund's management, the risk that the Fund will be unable to close out a futures contract will be minimized by entering only into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and to the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to an investor. Because the Fund will only engage in futures strategies for hedging purposes, the Fund's management does not believe that the Fund will be subject to the risks of substantial loss that may be associated with futures transactions.

FOREIGN SECURITIES

     Although the Fund expects to invest principally in securities of U.S. issuers, it may invest in U.S. dollar- or foreign currency-denominated foreign equity and debt securities traded in the United States or in foreign markets. Its investments may include securities represented by European Depositary Receipts ("EDRs) and American Depositary Receipts ("ADRs"). Investments in securities of foreign issuers involve certain costs, risks and considerations not typically associated with investments in U.S. issuers. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities, and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and less liquidity. Additional costs associated with an investment in foreign securities may include higher custodial fees and transaction costs than are typical of U.S. investments, as well as currency conversion costs. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund's objective may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

     Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. When effected, currency conversion involves costs in the form of a "spread" between the foreign exchange dealer's buying and selling prices.

FORWARD FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     The Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward foreign currency exchange contract ("forward contract") is an agreement to purchase or sell a specific amount of a particular foreign currency at a specified price on a specified future date. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract.

     The Fund will enter into a forward contract only for hedging purposes, with respect to specific anticipated portfolio transactions (including receivables and payables) or with respect to portfolio positions denominated in a particular currency. By entering into such a contract, the Fund hopes to protect against, or benefit from, an anticipated change in relevant currency exchange rates. For example, when the Fund anticipates purchasing or selling a security, or receiving a dividend payment, it may enter into a forward contract to set the rate at which the relevant currencies will be exchanged at the time of the transaction. Or, if the Fund anticipates a decline in the value of a currency in which some of its assets are denominated, it may attempt to "lock in" the current more favorable rate by entering into a contract to sell an amount of that currency which approximates the current value of those securities. Each such contract involves some cost to the Fund and requires that the Fund maintain with its custodian a segregated account of liquid assets sufficient to satisfy its obligations under the contract. In the event that the currencies do not move in the direction, or to the extent, or within the time frame, anticipated, the Fund may lose some or all of the protection or benefit hoped for.


PERFORMANCE INFORMATION

     The Fund may from time to time include figures indicating the Fund's yield, total return or average annual total return in advertisements or reports to stockholders or prospective investors. Quotations of the Fund's yield will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share (which includes the maximum sales charge) on the last day of the period, according to the following formula:

          YIELD = 2[(a-b + 1)6-1]
                     ---
                      cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements or waivers),
          c  = the average daily number of shares outstanding during period that were entitled to receive dividends, and
          d = the maximum offering price per share on the last day of the period.

     For the 30-day period ended October 31, 1995 the Fund's yield was 1.080%.

     Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gains distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter calculated pursuant to the following formula:

                 P (1 + T)n= ERV

where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and

         ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

     For the 1, 5 and 10 year periods ended October 31, 1995 the Fund's average annual total return was 17.04%, 11.96% and 11.89%, respectively.

     Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results. For the 1, 5 and 10 year periods ended October 31, 1995 the Fund's total return was 17.04%, 75.92% and 207.47%, respectively.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"), the Dow Jones Industrial Average ("DJIA"), or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.


DIRECTORS AND EXECUTIVE OFFICERS

     The Fund's directors and executive officers are listed below. All persons named as directors also serve in similar capacities for other mutual funds sponsored by the Adviser as indicated below.

 *   EDWARD L. JAROSKI, Chairman of the Board, Executive Vice President and
       Director.  5847 San Felipe,    Suite 4100, Houston, Texas 77057.
       President (since 1992) and Director (since 1987) of the Capstone Asset Management Company; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since 1987); Director/Trustee and Officer of other Capstone Funds.


____________
 * Director who is an interested person as defined in the Investment Company Act of 1940 because of his relationship to the Adviser and Distributor.

      JAMES F. LEARY, Director.  c/o Search Capital Group, Inc., 700 N.
        Pearl Street, Suite 400, L.B. 401, Dallas, Texas 75201-2809. President of Sunwestern Management, Inc. (since June 1982) and President of SIF Management (since January 1992), venture capital limited partnership concerns; General Partner of Sunwestern Advisors, L.P., Sunwestern Associates, Sunwestern Associates II, Sunwestern Partners, L.P. and Sunwestern Ventures, Ltd. (venture capital limited partnership entities affiliated with Sunwestern Management, Inc. and SIF Management, Inc.). Director of: other Capstone Funds; Anthem Financial, Inc. (financial services); Associated Materials, Inc. (tire cord, siding and industrial cable manufacturer); The Flagship Group, Inc. (vertical market microcomputer software); Marketing Mercadeo International (public relations and marketing consultants); MaxServ, Inc. (appliance repair database systems); MESBIC Ventures, Inc. (minority enterprise small business investment company); OpenConnect Systems, Inc. (computer networking hardware and software); PhaseOut of America, Inc. (smoking cessation products); and Search Capital Group, Inc. (financial services).

      JOHN R. PARKER, Director.  P.O. Box 42, Woodbury, Vermont 05681.
         Consultant and private investor (since 1990); Director of Nova Natural Resources (oil, gas, minerals); Director of other Capstone Funds; formerly Senior Vice President of McRae Capital Management, Inc. (1991-1995); and registered representative of Rickel & Associates (1988-1991).

      PHILIP C. SMITH, Director.  87 Lord's Highway, Weston, Connecticut
        06880. Private investor; Director of other Capstone Funds and the Lexington Mutual Funds.

      BERNARD J. VAUGHAN, Director.  113 Bryn Mawr Avenue, Bala Cynwyd,
        Pennsylvania 19004. Director of other Capstone Funds; formerly Vice President of Fidelity Bank (1979-1993).

      ALBERT P. SANTA LUCA, President.  5847 San Felipe, Suite 4100,
        Houston, Texas 77057. Vice President of Capstone Financial Services, Inc. and Capstone Asset Management Company (since 1994); Officer of other Capstone Funds; formerly Vice President and Equity Fund Manager of BancOne -- BancOne Investment Advisors (1984-1994).

      DAN E. WATSON, Executive Vice President.  5847 San Felipe, Suite 4100,
        Houston, Texas 77057. Chairman of the Board (since 1992) and Director of Capstone Asset Management Company (since 1987); Chairman of the Board and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc. (since 1987); Officer of other Capstone Funds.

      IRIS R. CLAY, Secretary.  5847 San Felipe, Suite 4100, Houston, Texas
        77057. Secretary (since February 1996), Assistant Vice President (1994-1996) and Assistant Secretary (1990-1994) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; Officer of other Capstone Funds.

      NORMA R. YBARBO, Assistant Secretary.  5847 San Felipe, Suite 4100,
        Houston, Texas 77057. Assistant Compliance Officer (since 1994), Compliance Analyst (1993-1994) and Compliance Assistant (1987-1993) of Capstone Financial Services, Inc.; Officer of other Capstone Funds.

      LINDA G. GIUFFRE, Treasurer.  5847 San Felipe, Suite 4100, Houston,
        Texas 77057. Vice President and Treasurer (since February 1996) of Capstone Financial Services, Inc., Capstone Asset Management Company and Capstone Asset Planning Company; Treasurer (1990-1996) and Secretary (1994-1996) of Capstone Financial Services, Inc. and Capstone Asset Management Company; Treasurer (1990-1996) and Secretary (1995-1996) of Capstone Asset Planning Company; Officer of other Capstone Funds.

      The directors and officers of the Fund as a group own less than one percent of the outstanding shares of the Fund. The directors of the Fund (other than Mr. Jaroski) also received compensation for serving as directors of other Capstone Funds.

      Each director not affiliated with the Adviser is entitled to $250 for each Board meeting attended, and is paid a $2,000 annual retainer by the Fund. The directors and officers of the Fund are also reimbursed for expenses incurred in attending meetings of the Board of Directors. For the fiscal year ended October 31, 1995, the Fund paid or accrued for the account of its officers and directors, as a group for services in all capacities, a total of $11,306.

      The following table represents the fees paid during the 1995 calendar year to the directors of the Fund and the total compensation each director received during that period from the Capstone Funds complex.

                                COMPENSATION TABLE

                                                                                                 Total
                                                                                             Compensation
                                                                                                 From
                                 Aggregate          Pension or                                Registrant
                                Compensation        Retirement         Estimated Annual        and Fund
                                    From         Benefits Accrued        Benefits Upon       Complex Paid
Name of Person, Position         Registrant*     As Part of Fund          Retirement         to Trustees
------------------------        ------------     ----------------      ----------------      ------------
James F. Leary, Director           $2,625               $0                     $0            $4,000(1)
John R. Parker, Director            2,500                0                      0             3,750(1)
Philip C. Smith, Director           2,500                0                      0             6,750(1)(2)(3)
Bernard J. Vaughan, Director        2,625                0                      0             6,250(1)(2)

______________
*    Amounts do not include deferred compensation.
(1)  Director of Capstone Fixed Income Series, Inc.
(2)  Trustee of Capstone International Series Trust
(3)  Director of Medical Research Investment Fund, Inc.


INVESTMENT ADVISER

     Pursuant to the terms of an investment advisory agreement dated May 11, 1992 (the "Advisory Agreement"), the Fund employs Capstone Asset Management Company (the "Adviser") to furnish investment advisory and administrative services. The Adviser is a wholly-owned subsidiary of Capstone Financial Services, Inc.

     For its services, the Adviser receives an annual fee at the rate of .75 of 1% per annum on the first $50 million of the Fund's net assets, .60 of 1% per annum on the next $150 million of the Fund's net assets, .50 of 1% per annum on the next $300 million of the Fund's net assets and .40% of 1% per annum on all of the Fund's net assets in excess of $500 million. The fee is payable monthly at a rate of 1/16th of 1% of the first $50 million of the Fund's net assets, 1/20th of 1% of the next $150 million of the Fund's net assets, 1/24th of 1% of the next $300 million of the Fund's net assets and 1/30th of 1% of all of the Fund's net assets in excess of $500 million, respectively. The Fund's net assets are determined at the close of the last business day of each month. The fee paid to the Adviser may be somewhat higher than that paid by other investment companies. For the fiscal years ended October 31, 1995, 1994 and 1993, the Fund paid investment advisory fees in the amounts of $560,434, $623,303 and $671,890, respectively. As a percentage of the average net assets of the Fund, the investment advisory fee was .69%, .68% and 68%, respectively, for each of those years.

     The Adviser also performs for the Fund certain accounting and recordkeeping services for which the Adviser receives a monthly fee to reimburse the Adviser for its costs. The Adviser also receives a monthly fee to reimburse the Adviser for its costs in making daily computation of net asset value. These amounts are not intended to include any profit to the Adviser and are in addition to the advisory fee described above.

     The Advisory Agreement contains an expense limitation provision pursuant to which the Adviser will contribute money to the Fund up to an amount equal to its advisory fees or waive all or a portion of its advisory fees to insure that the aggregate annual expenses of the Fund, including the advisory fee, but excluding certain expenses such as brokerage commissions, litigation costs and certain distribution plan expenses, do not exceed the expense limitations of any state having jurisdiction over the Fund. In such event, the annual advisory fees of the Adviser will be reduce pro rata (but not below zero) to the extent necessary to comply with such expense limitations. At the date of this Statement of Additional Information, the strictest expense limitation applicable to the Fund is 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets for any fiscal year.

     Pursuant to the Advisory Agreement, the Adviser pays the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes), except expenses of travel to attend meetings of the Fund's Board of Directors or committees or advisers to the Board. The Adviser also agrees to make available, without expense to the Fund, the services of its directors, officers and employees who serve as officers of the Fund. The Fund pays all of its expenses not borne by the Adviser pursuant to the Advisory Agreement including such expenses as (i) the advisory fee, (ii) fees under the Service and Distribution Plan (see "Distributor"), (iii) fees for legal, auditing, transfer agent, dividend disbursing, and custodian services, (iv) the expenses of issue, repurchase, or redemption of shares, (v) interest, taxes and brokerage commissions, (vi) membership dues in the Investment Company Institute allocable to the Fund, (vii) the cost of reports and notices to stockholders, and (viii) fees to directors and salaries of any officers or employees who are not affiliated with the Adviser, if any.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement will remain in effect from year to year provided its renewal is specifically approved at least annually (a) by the Fund's Board of Directors or by vote of a majority of the Fund's outstanding voting securities, and (b) by the affirmative vote of a majority of the directors who are not parties to the agreement or interested persons of any such party, by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (a) at any time without penalty by the Fund upon the vote of a majority of the directors or by vote of the majority of the Fund's outstanding voting securities, upon 60 days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon 60 days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following individuals are affiliated persons of both the Fund and the Adviser as defined in the 1940 Act: Albert P. Santa Luca, Dan E. Watson, Edward L. Jaroski, Linda G. Giuffre, Iris R. Clay and Norma R. Ybarbo. (For further information, reference is made to the caption herein "Directors and Officers".)


DISTRIBUTOR

     Capstone Asset Planning Company (the "Distributor") acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund dated May 11, 1992 (the "Distribution Agreement"). The Distributor has the exclusive right (except for distributions of shares directly by the Fund) to distribute shares of the Fund in a continuous offering through affiliated and unaffiliated dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. Except to the extent otherwise permitted by the Service and Distribution Plan (see below), the Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. Prior to August 21, 1995, the Distributor received commissions from sales of shares of the Fund, which amounts were not an expense of the Fund but represented the sales commission added to the net asset value of shares purchased from the Fund. The sales charge was paid to the Distributor, who reallowed a portion of the sales charge to broker-dealers who had an agreement with the Distributor to participate in the offering of the Fund's shares. During the fiscal year ended October 31, 1995 the Distributor earned $5,056 in commissions on the sale of Fund shares. For the fiscal years ended October 31, 1994 and 1993 the Distributor received $1,585 and $3,733, respectively, in commissions from the sale of Fund shares.

     The Distribution Agreement is renewable from year to year if approved
(a) by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.



     On March 1, 1992, the Fund adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to absorb certain expenses in connection with the distribution of its shares and provision of certain services to stockholders. See "Management of the Fund - Distributor" in the Fund's Prospectus. As required by Rule 12b-1, the Fund's

Plan and related agreements were approved by a vote of the Fund's Board of Directors, and by a vote of the directors who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors"), and by the Fund's stockholders at the Annual Meeting of Stockholders held February 18, 1992.

     As required by Rule 12b-1, the directors will review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures. The Fund paid $272,568 in 12b-1 fees during the fiscal year ended October 31, 1995. Of this amount less than 1% was paid to outside Service Organizations and the balance was retained by the Distributor as reimbursement of distribution-related expenses.

     The Plan and related agreements may be terminated at any time by a vote of the Plan Directors or by vote of a majority of the Fund's outstanding voting securities. As required by Rule 12b-1, selection and nomination of disinterested directors for the Fund is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act.

     Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the directors, including a majority of the Plan
Directors.

     The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the directors, including a majority of the Plan Directors. Continuance of the Plan was last approved by a majority of directors and Plan Directors on May 7, 1995. In compliance with the Rule, the directors, in connection with both the adoption and continuance of the Plan, requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. The Adviser seeks the best security price at the most favorable commission rate. In selecting dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm are believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser. In addition, the Adviser may cause the Fund to pay a broker that provides brokerage and research services a commission in excess of the amount another broker might have charged for effecting a securities transaction. Such higher commission may be paid if the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Fund and the Adviser's other clients. Such research services must provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities and may include advice, both directly and in writing, as to the value of the securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities, as well as furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     From time to time, the Adviser effects securities transactions through Capstone Asset Planning Company ("CAPCO"), TradeStar Investments, Inc. and Williams McKay Jordan & Mills, Inc. ("WMJM"), broker-dealer affiliates of the Adviser. WMJM is deemed to be an affiliated broker since one of the principals of that firm serves as a director of Capstone Financial Services, Inc., the parent company of the Adviser and CAPCO.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of dealers to execute portfolio transactions for the Fund.

     The Adviser places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

     During the fiscal year ended October 31, 1995, the Fund incurred brokerage commissions of $311,645, which represented 0.39% of the Fund's net assets. Securities transactions effected through brokers who furnished the Fund with statistical, research and advisory information amounted to $197,312,560 (100% of the aggregate dollar amount of transactions executed with a commission), and commissions paid by the Fund on these trades totaled $311,645 (100% of total commissions). The Fund also executed trades in the amount of $36,779,500 in which a "mark-up" (the dealer's profit) was included in the price of the securities.

     During the fiscal years ended October 31, 1994 and 1993, the Fund paid $108,908 and $216,759, respectively, in brokerage commissions on portfolio trades. During these periods, CAPCO received no brokerage commissions.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m. Eastern Time, except that the net asset value will not be computed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share. Such computation is made by (i) valuing securities listed on an exchange or quoted on the NASDAQ national market system at the last reported sale price, or if there has been no sale that day at the mean between the last reported bid and asked prices, (ii) valuing other securities at the mean between the last reported bid and asked prices and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Board of Directors of the Fund.

     However, debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost.

     During the period a financial futures contact is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made daily as unrealized gain or loss is incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.


HOW TO BUY AND REDEEM SHARES

     Shares of the Fund are sold in a continuous offering without a sales charge and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and may charge a fee for this service in addition to the Fund's net asset value.

     Shares will be credited to a stockholder's account at the net asset value next computed after an order is received by the Distributor. Initial purchases must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. See "Purchasing Shares" in the Prospectus.

     Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Capstone Growth Fund, Inc., c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, Pennsylvania 19428. In addition, certain expedited redemption methods are available. See "Redemption and Repurchase of Shares" in the Prospectus.



DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to distribute to stockholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses) in annual dividends. The Fund intends similarly to distribute to stockholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). All dividends and capital gain distributions are reinvested in shares of the Fund at net asset value without sales commission, except that any stockholder may otherwise instruct the Transfer Agent in writing and receive cash. Stockholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable, as set forth below.


TAXES

     The Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency.
To qualify as a regulated investment company, the Fund must, with respect to each taxable year, distribute to stockholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and the excess of net short-term capital gains over net long-term capital losses) and meet certain diversification of assets, source of income, and other requirements of the Code.

     As a regulated investment company, the Fund generally is not subject to Federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of net short-term capital losses), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (reduced by certain ordinary losses, as prescribed by the Code), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     If the Fund retains its net capital gains, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to its stockholders. As a result, the stockholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gain as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund shares.

     DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a stockholder as ordinary income. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends received deduction.

     Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deduction. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

     All distributions are taxable to the stockholder whether reinvested in additional shares or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions paid to them by the Fund.

     Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

     HEDGING AND OTHER TRANSACTIONS. Certain options and futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and at other times prescribed pursuant to the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to stockholders.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

     Because the tax consequences of straddle transactions to the Fund are not entirely clear, it may ultimately be determined that the Fund's tax accounting procedures failed to conform to the straddle rules. Consequently, the Fund may have inadvertently failed to satisfy one or more of the requirements for qualification as a regulated investment company.
If the Fund has failed to satisfy the requirement that it distribute at least 90% of its net investment company taxable income, the Fund may be able to preserve its regulated investment company status by making a "deficiency dividend" distribution. In addition, the Fund would have to pay interest and a penalty on the amount of the deficiency dividend distribution. If the Fund fails to satisfy one of the other requirements for qualification as a regulated investment company, the Fund would be taxed as an ordinary corporation, and its distributions, including net capital gain distributions, would be taxable to stockholders as ordinary dividends. Moreover, upon any requalification as a regulated investment company, the Fund might be subject to a corporate-level tax on certain gains.

     Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and futures contracts.

     DISPOSITION OF SHARES. Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a stockholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands. Such gain or loss will generally be long-term or short-term depending upon the stockholder's holding period for the shares. However, a loss realized by a stockholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the stockholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Exchanges of Fund shares for shares of other funds generally would be treated as taxable sales of the shares exchanged by the stockholder.

     Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     BACKUP WITHHOLDING. The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions from the Fund and of gross proceeds from the redemption of shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

     OTHER TAXES. Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Foreign stockholders may be subject to U.S. tax rules that differ significantly from those described above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of February 15, 1996, NationsBank, in its capacity as trustee of the Tenneco Inc. Thrift Plan, owned approximately 34.5% of the outstanding shares of common stock of the Fund. The address of NationsBank is 700 Louisiana, Houston, Texas 77002.

     PLIFunds Investment Plans, 5847 San Felipe, Suite 4100, Houston, Texas 77057 on February 15, 1996 owned of record and beneficially 7.2% of the outstanding shares of common stock of the Fund.


OTHER INFORMATION

     CUSTODY OF ASSETS. All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263, as custodian.

     STOCKHOLDER REPORTS. Semi-annual statements are furnished to stockholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS. Tait, Weller & Baker, Two Penn Center Plaza, Suite 700, Philadelphia, Pennsylvania 19102-1707, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

     LEGAL COUNSEL. Dechert Price & Rhoads, 1500 K Street, N.W.,
Washington, DC 20005, is legal counsel to the Fund.

                                                    CAPSTONE GROWTH FUND, INC.
------------------------------------------------------------------------------


              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Capstone Growth Fund, Inc.


        We have audited the accompanying statement of assets and liabilities of Capstone Growth Fund, Inc. including the portfolio of investments, as of October 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Growth Fund, Inc. as of October 31, 1995, the results of its operations, changes in its net assets and financial highlights for each of the years presented, in conformity with generally accepted accounting principles.



                                             Tait, Weller & Baker



Philadelphia, Pennsylvania
November 20, 1995

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1995
------------------------------------------------------------------------------

                                                     MARKET
                                                     VALUE       PERCENTAGE OF
COMMON STOCKS - 78.93%                    SHARES   (NOTE 1-A)      NET ASSETS
----------------------                    ------   ---------     -------------
BANKING (.83%)
J. P Morgan. . . . . . . . . . . . . . . . 9,200   $  709,550         0.83%

BEVERAGE-SOFT DRINKS (4.04%)
Coca-Cola Company. . . . . . . . . . . . .35,000     2,515,625        2.95
Pepsico, Inc.. . . . . . . . . . . . . . .17,700       933,675        1.09
                                                    ----------       -----
                                                     3,449,300        4.04

CHEMICALS (1.40%)
B. F. Goodrich Co... . . . . . . . . . . .18,400     1,197,610        1.40

COMMUNICATIONS EQUIPMENT (.94%)
Motorola, Inc. . . . . . . . . . . . . . .12,300       807,187        0.94

COMPUTERS & BUSINESS EQUIPMENT (3.40%)
Hewlett-Packard Co.. . . . . . . . . . . . 9,700       898,462        1.05
Intel Corp . . . . . . . . . . . . . . . .25,000       852,475        1.00
International Business Machines Corp . . .80,000     1,147,550        1.35
                                                    ----------       -----
                                                     2,898,487        3.40

CONSUMER DRUGS (6.08%)
Abbott Laboratories. . . . . . . . . . . .32,300     1,283,925        1.50
American Home Products Corp. . . . . . . . 8,900       788,762        0.92
Bristol-Myers Squibb Co. . . . . . . . . . 8,100       617,625        0.72
Johnson & Johnson. . . . . . . . . . . . .20,000     1,630,000        1.91
Merck & Co., Inc.. . . . . . . . . . . . .15,300       879,750        1.03
                                                    ----------       -----
                                                     5,200,062        6.08

COSMETICS (2.93%)
Gillette Company . . . . . . . . . . . . .40,000     1,935,000        2.27
Guest Supply, Inc. . . . . . . . . . . . .30,000       566,250        0.66
                                                    ----------       -----
                                                     2,501,250        2.93

DRUGS (1.85%)
Pfizer, Inc. . . . . . . . . . . . . . . .27,600     1,583,550        1.85

ELECTRICAL EQUIPMENT (10.32%)
Arrow Electronics, Inc. (a). . . . . . . .45,000     2,283,750        2.68
General Electric Co. . . . . . . . . . . .80,000     5,060,000        5.93
National Semiconductors (a). . . . . . . .60,000     1,462,500        1.71
                                                    ----------       -----
                                                     8,806,250       10.32

ENERGY (1.75%)
Central & South West Corp. . . . . . . . .26,100       698,175        0.82
Southern Co. . . . . . . . . . . . . . . .33,100       790,262        0.93
                                                    ----------       -----
                                                     1,488,437        1.75

ENTERTAINMENT (2.56%)
King World Prodcutions, Inc. (a).. . . . .36,500     1,272,937        1.49
The Walt Disney Company. . . . . . . . . .15,900       916,237        1.07
                                                    ----------       -----
                                                     2,189,174        2.56

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1995
------------------------------------------------------------------------------

                                                     MARKET
                                                      VALUE      PERCENTAGE OF
                                          SHARES   (NOTE 1-A)      NET ASSETS
                                          ------   ----------    -------------
FINANCIAL SERVICES (4.92%)
Beneficial Corp. . . . . . . . . . . . . .18,400   $  901,600          1.06%
Marsh & McLennan Cos . . . . . . . . . . .13,100    1,072,563          1.26
Travelers Group, Inc . . . . . . . . . . .44,000    2,222,000          2.60
                                                   ----------         -----
                                                    4,196,163          4.92

FOODS (3.66%)
Kellogg Co . . . . . . . . . . . . . . . .10,600      765,850          0.90
Philip Morris Companies, Inc . . . . . . .19,500    1,647,750          1.93
Sara Lee Corp. . . . . . . . . . . . . . .24,000      705,000          0.83
                                                   ----------         -----
                                                    3,118,600          3.66

HEALTH CARE (1.65%)
Becton Dickinson & Co. . . . . . . . . . .10,900      708,500          0.83
Columbia/HCA Healthcare  . . . . . . . . .14,200      697,575          0.82
                                                   ----------         -----
                                                    1,406,075          1.65

MANUFACTURING (2.28%)
Eastman Kodak Co . . . . . . . . . . . . . 9,900      619,988          0.73
Johnson Controls, Inc  . . . . . . . . . .22,700    1,322,275          1.55
                                                   ----------         -----
                                                    1,942,263          2.28

MISCELLANEOUS (4.78%)
Barrick Gold Corp. . . . . . . . . . . . .35,000      809,375          0.95
Diebold, Inc.. . . . . . . . . . . . . . .18,500      980,500          1.15
Newmont Mining Corp. . . . . . . . . . . .20,000      755,000          0.88
Pitney-Bowes, Inc. . . . . . . . . . . . .16,400      715,450          0.84
Wireless One, Inc. (a) . . . . . . . . . .15,000      176,250          0.21
Wolverine Tube, Inc  . . . . . . . . . . .17,900      637,688          0.75
                                                   ----------         -----
                                                    4,074,263          4.78

MULTI-LINE INSURANCE  (.96%)
American General Corp. . . . . . . . . . .25,000      821,875          0.96

OIL-INTEGRATED DOMESTIC (2.12%)
Amoco Corp . . . . . . . . . . . . . . . .20,000    1,277,500          1.50
Coastal Corp . . . . . . . . . . . . . . .16,300      527,713          0.62
                                                   ----------         -----
                                                    1,805,213          2.12

OIL-INTEGRATED INTERNATIONAL (3.97%)
Chevron, Corp. . . . . . . . . . . . . . .12,600      589,050          0.69
Exxon Corp . . . . . . . . . . . . . . . .10,000      763,750          0.90
Mobil Corp . . . . . . . . . . . . . . . .10,000    1,007,500          1.18
Texaco, Inc. . . . . . . . . . . . . . . .15,000    1,021,875          1.20
                                                   ----------         -----
                                                    3,382,175          3.97

RAILROADS (1.92%)
Union Pacific Corp . . . . . . . . . . . .25,000    1,634,375          1.92

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1995
------------------------------------------------------------------------------

                                                       MARKET
                                          SHARES        VALUE    PERCENTAGE OF
                                        PAR VALUE    (NOTE 1-A)    NET ASSETS
                                        ---------    ----------  -------------
RESTAURANTS (2.24%)
Brinker International, Inc . . . . . . . .22,500     $  272,813        0.32%
McDonald's Corp. . . . . . . . . . . . . .40,000      1,640,000        1.92
                                                     ----------       -----
                                                      1,912,813        2.24

RETAIL (.78%)
Harcourt General, Inc  . . . . . . . . . .11,500        455,688        0.53
J. C. Penney Co. . . . . . . . . . . . . . 5,000        210,625        0.25
                                                     ----------       -----
                                                        666,313         .78

SAVINGS & LOAN COMPANIES (2.38%)
Federal National Mortgage Association. . . 6,200        650,225        0.76
First Union Corp . . . . . . . . . . . . .16,600        823,775        0.97
Golden West Financial Corp . . . . . . . .11,100        556,388        0.65
                                                     ----------       -----
                                                      2,030,388        2.38

SOAPS (.84%)
Colgate-Palmolive Co . . . . . . . . . . .10,300        713,275        0.84

TELEPHONE (9.17%)
A T & T Corp . . . . . . . . . . . . . . . 9,900      2,915,200        3.42
Bell Atlantic Corp . . . . . . . . . . . .11,917        758,219        0.89
Bellsouth Corp . . . . . . . . . . . . . .15,800      1,208,700        1.42
G T E Corp . . . . . . . . . . . . . . . .16,000        658,000        0.77
S B C Communications, Inc. . . . . . . . .24,000      1,341,000        1.57
Southern New England Telephone . . . . . .10,000        361,250        0.42
U S West, Inc. . . . . . . . . . . . . . .12,200        581,025        0.68
                                                     ----------       -----
                                                      7,823,394        9.17

TRANSPORTATION (1.16%)
C S X Corp . . . . . . . . . . . . . . . . 6,800        569,500        0.67
Southwest Airlines Co. . . . . . . . . . .21,000        420,000        0.49
                                                     ----------       -----
                                                        989,500        1.16


      TOTAL COMMON STOCKS (COST $47,434,381)         67,347,542       78.93
                                                     ----------       -----

CORPORATE BONDS - .12%
Ford Holdings (9.250% 07-15-97). . . . . .               52,727        0.06
Philip Morris (9.25% 12-01-97) . . . . . .               52,957        0.06
                                                     ----------       -----
      TOTAL CORPORATE BONDS (COST $98,694)              105,684        0.12
                                                     ----------       -----

U.S. TREASURY NOTE (7.875% 11-15-04)
  (Cost $251,328) - .33%                                281,563        0.33
                                                     ----------       -----

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1995
------------------------------------------------------------------------------

SHORT-TERM CORPORATE NOTES - 16.88%
American General (5.74%  11-07-95) . . . . $ 2,000M      $ 2,000,000     2.34%
American Express (5.72% 11-07-95). . . . .   3,000M        3,000,000     3.52
Associates Corp (5.75%  11-07-95). . . . .   2,000M        2,000,000     2.34
Associates Corp. (5.72% 11-10-95). . . . .   1,500M        1,500,000     1.76
Chevron Companies (5.753%  11-07-95) . . .   1,900M        1,900,000     2.23
Prudential  Funding (5.74%  11-07-95). . .   4,000M        4,000,000     4.69
                                                         -----------    -----

     TOTAL SHORT-TERM CORPORATED NOTES (COST $14,400,000) 14,400,000    16.88


          TOTAL INVESTMENTS (COST $62,184,403) .          82,134,789    96.26
          OTHER ASSETS, LESS LIABILITIES . . . .           3,189,111     3.74
                                                         -----------    -----

          NET ASSETS . . . . . . . . . . . . . .         $85,323,900   100.00%
                                                         ===========   ======


(a)  Non income producing security.


                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS




STATEMENT OF ASSETS AND LIABILITIES  OCTOBER 31, 1995
------------------------------------------------------------------------------

ASSETS:

Investments in securities at market value (identified
  cost $62,184,403)(Note 1-A). . . . . . . . . . . . . . . . . .  $ 82,134,789
Cash and cash equivalents. . . . . . . . . . . . . . . . . . . .     3,509,203
Receivables:
  Dividends and interest . . . . . . . . . . . .       $  104,608
  Capital stock sold . . . . . . . . . . . . . .            2,839      107,447
                                                       ----------  -----------

    Total Assets . . . . . . . . . . . . . . . . . . . . . . . .    85,751,439


LIABILITIES:

Payable for capital stock redeemed . . . . . . .          320,423
Accrued advisory and administration fees . . . .           52,423
Other accrued expenses . . . . . . . . . . . . .           54,693
                                                       ----------

     Total Liabilities . . . . . . . . . . . . . . . . .               427,539
                                                                   -----------

NET ASSETS:. . . . . . . . . . . . . . . . . . . . . . .           $85,323,900
                                                                   ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
($85,323,900/6,174,844 shares outstanding) $.001 par
value, 150,000,000 shares authorized (Note 3). . . . . .           $     13.82
                                                                   ===========

SOURCE OF NET ASSETS:

Paid in capital. . . . . . . . . . . . . . . . . . . . .           $60,520,753
Undistributed net investment income. . . . . . . . . . .               388,096
Accumulated net realized gain on investments . . . . . .             4,464,665
Net unrealized appreciation of investments . . . . . . .            19,950,386
                                                                   -----------
                                                                   $85,323,900
                                                                   ===========







                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1995
------------------------------------------------------------------------------

INVESTMENT INCOME:

Income:
  Dividends. . . . . . . . . . . . . . . . . . . . . . .         $   1,573,980
  Interest . . . . . . . . . . . . . . . . . . . . . . .               463,022
                                                                 -------------

     Total Investment Income . . . . . . . . . . . . . .             2,037,002


Expenses: (Note 2)
  Advisory fees. . . . . . . . . . . . . . . . .$  560,434
  Distribution fees. . . . . . . . . . . . . . .   272,568
  Transfer agent fees. . . . . . . . . . . . . .    74,161
  Professional fees. . . . . . . . . . . . . . .    33,141
  Registration and filing fees . . . . . . . . .    28,104
  Administrative services. . . . . . . . . . . .    24,000
  Reports and notices to stockholders. . . . . .    23,023
  Custodian fees . . . . . . . . . . . . . . . .    17,638
  Directors' fees and expenses . . . . . . . . .    11,306
  Miscellaneous. . . . . . . . . . . . . . . . .    11,716
                                                ----------

     Total Operating Expenses. . . . . . . . . . 1,056,091
     Less: Custodian fees paid indirectly. . . .    11,943
                                                ----------

     Net Expenses. . . . . . . . . . . . . . . . . . . .             1,044,148
                                                                  ------------
     Net Investment Income . . . . . . . . . . . . . . .               992,854
                                                                  ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:  (Note 5)

Net realized gain from security transactions . . . . . .            11,206,356

Increase in unrealized appreciation of investments . . .               587,851
                                                                  ------------

     Net realized and unrealized gain on investments . .            11,794,207
                                                                  ------------

     Net increase in net assets resulting from operations         $ 12,787,061
                                                                  ============





                   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                     YEAR ENDED OCTOBER 31,
                                                  ----------------------------
                                                       1995            1994
                                                  ------------     -----------
OPERATIONS:
Net investment income . . . . . . . . . . . . .   $    992,854     $   710,509
Net realized gain on investments. . . . . . . .     11,206,356       1,641,917
Net realized loss on futures contracts. . . . .          --           (627,234)
Net increase (decrease) in unrealized
  appreciation of investments.. . . . . . . . .        587,851      (2,905,082)
                                                  ------------     -----------
  Net increase (decrease) in net assets
    resulting from operations.  . . . . . . . .     12,787,061      (1,179,890)


NET EQUALIZATION DEBITS  (Note 1-D) . . . . . .          --            (23,748)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .       (949,953)       (875,074)
Net realized gains from investment
  transactions. . . . . . . . . . . . . . . . .     (7,756,374)     (6,318,338)


CAPITAL SHARE TRANSACTIONS:
Increase (decrease) in net assets resulting
  from capital share transactions (Note 3). . .        302,063      (7,127,271)
                                                   -----------     -----------
  Total increase (decrease) in net assets . . .      4,382,797     (15,524,321)


NET ASSETS:
Beginning of year . . . . . . . . . . . . . . .     80,941,103      96,465,424
                                                   -----------     -----------
End of year (including undistributed net
  investment income of $388,096 and $345,195,
  respectively) . . . . . . . . . . . . . . . .    $85,323,900     $80,941,103
                                                   ===========     ===========

                   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1995
------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Capstone Growth Fund, Inc., formerly Capstone U.S. Trend Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by primarily investing in common stocks. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITITES- The Fund's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost. Securities as to which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

B) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the policy of the Fund to distribute all of its taxable income, including the net realized gains on investments, and to continue to qualify as a "regulated investment company" under the applicable sections of the Internal Revenue Code.

C) CASH EQUIVALENTS- Funds on deposit in money market mutual fund accounts are considered to be a cash equivalent.

D) EQUALIZATION - The Fund followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable investment income on the date of transactions, was credited or charged to undistributed income. As a result, undistributed investment income per share was unaffected by sales or redemptions of the Fund's shares. Beginning November 1, 1994 the Fund discontinued computing equalization.

E) FUTURE CONTACTS - Initial margin deposits required upon entering into futures contracts are made by depositing cash, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

     Futures contacts involve credit and market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Fund's exposure to off-balance sheet risk. The Fund's credit risk is minimized by entering only into futures contacts which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The Fund assumes the market risk which arises from any changes in securities values.

F) OTHER - Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial and Federal income tax reporting purposes.


NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIV FEES AND OTHER TRANSAACTIONS WITH AFFILIATES

     The Fund retains Capstone Asset Management Company as its Investment Adviser. Under the Investment Advisory Agreement ( the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75% on the first $50 million and .60% on the next $150 million. Pursuant to the Agreement, the Adviser will reimburse the Fund up to an amount equal to its advisory fees to insure that the Fund's aggregate annual expenses (including the advisory fee but excluding interest, taxes, brokerage fees and commissions, litigation costs and certain distribution plan expenses) do not exceed the expense limitations of any state having jurisdiction over the Fund. Currently, the strictest expense limitation applicable to the Fund is 2.5% of the first $30 million of the Fund's average net assets, 2% of the next $70 million of the Fund's average net assets, and 1.5% of the Fund''s average net assets in excess of $100 million. For the year ended October 31, 1995, no reimbursement was required pursuant to this provision. The Adviser is also paid a monthly fee of $2,000 representing the cost of certain accounting and bookkeeping services. This amount is not intended to include any profit to the Adviser and is in addition to the advisory fees described above.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor and Underwriter of the Fund. Effective August 21, 1995, the 4.75% front end sales load applicable to sales of Fund shares was eliminated. Commissions and underwriting fees earned on sales of the Fund's shares during the period November 1, 1994 through August 20, 1995 by the Distributor/Underwriter were $4,630 and $426, respectively. CAPCO is an affiliate of the Adviser, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays to CAPCO an amount computed at an annual rate of up to .25% (.35% prior to August 21, 1995) of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively,
 Service Organizations ) amounts based on the Fund's average net assets owned by shareholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1995, the Fund paid $272,568 in 12b-1 fees. Of this amount less than 1% was paid to Service Organizations other than CAPCO.

     The Fund's Custodian has provided credits in the amount of $11,943 against custodian charges based on the uninvested cash balances of the Fund. Had these cash balances been invested (rather than offsetting custodian charges) they could possibly have been used to produce income.

     The Adviser is an affiliate of the Underwriter and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS"). Certain officers and directors of the Corporation are also officers and directors of the Adviser, Underwriter and CFS. During the year ended October 31, 1995 Directors of the Fund who are not "interested persons" received directors' fees of $9,750. Certain officers and directors of the Fund, who are also officers and directors of the Adviser, the Underwriter or CFS, received no compensation from the Fund.


NOTE 3 - CAPITAL STOCK

Transactions in capital stock were as follows:

                                                        YEAR ENDED OCTOBER 31,
                                         -----------------------------------------------
                                                 1995                      1994
                                         -------------------      ----------------------
                                         SHARES       AMOUNT      SHARES        AMOUNT
                                         ------       ------      ------        ------
Shares sold . . . . . . . . . . . . . .  267,373   $ 3,541,972    838,553    $11,369,698
Shares issued to shareholders in
  reinvestment of distributions . . . .  627,165     8,000,990    509,170      6,613,689
Shares issued in acquisition of fund
  (Note 6). . . . . . . . . . . . . . .  256,477     3,290,596       --           --
                                       ---------   -----------  ---------     ----------
                                       1,151,015    14,833,558  1,347,723     17,983,387
  Shares redeemed . . . . . . . . . . (1,094,860)  (14,531,495)(1,913,976)   (25,110,658)
                                       ---------   -----------  ---------     ----------
  Net increase(decrease). . . . . . .     56,155   $   302,063   (566,253)   $(7,127,271)
                                       =========   ===========  =========    ===========

NOTE 4 - DIVIDEND DISTRIBUTIONS

  On November 13, 1995 the Board of Directors declared a distribution of $0.793 a share, consisting of $0.729 from realized gains and $0.064 from ordinary income. The distribution is payable on November 29, 1995 to shareholders of record on November 21, 1995.


NONTE5 - PURCHAES AND SALES OF SECURITIESs

     Purchases and sales of securities other than U.S. Government obligations and short-term notes aggregated $84,199,842 and $93,387,972, respectively. At October 31, 1995, the cost of investments for Federal income tax purposes was $63,997,454. Accumulated net unrealized appreciation on investments was $19,950,386 consisting of $20,195,307 gross unrealized appreciation and $244,921 gross unrealized depreciation.


NOTE 6 - ACQUISITION OF CAPSTONE BALANCED FUNDd

     On May 31, 1995, Capstone Growth Fund, Inc. acquired all the net assets of Capstone Balanced Fund ("CBF"), a series of Capstone Series, Inc., pursuant to an Agreement and Plan of Reorganization approved by CBF shareholders on May 30, 1995. The acquisition was accomplished by a tax-free exchange of 256,477 shares of Capstone Growth Fund, Inc. (valued at $3,290,596) for the 1,037,029 shares of CBF outstanding on May 31, 1995. The exchange had no effect on the net asset value per share of the Capstone Growth Fund, Inc. CBF's net assets at that date were $3,290,596, consisting of unrealized appreciation on investments of $1,516,582 and paid in capital of $1,774,014. The aggregate net assets of Capstone Growth Fund, Inc. immediately after the reorganization was $83,129,841.

                            CAPSTONE GROWTH FUND, INC.
                                OTHER INFORMATION
                 (PART C TO REGISTRATION STATEMENT NO. 2-83397)


Item 24.    Financial Statements and Exhibits
            ---------------------------------

       Exhibits not incorporated by reference to a prior filing are designated by an asterisk; all exhibits not so designated are incorporated hereby by reference to a prior filing as indicated.

       (a)  Financial Statements (included in Parts A and B):

            Per Share Income and Capital Changes for each of the ten years in the period ended October 31, 1995 (Part A)
            Auditor's Report (Part B)
            Statement of Assets and Liabilities at October 31, 1995 (Part B) Portfolio of Investments in Securities at October 31, 1995
            (Part B)
            Statement of Operations for the year ended October 31, 1995
            (Part B)
            Statement of Changes in Net Assets for each of the two years in the period ended October 31, 1995 (Part B)
            Notes to Financial Statements (Part B)

       (b)  Exhibits:

            A.   Exhibits filed pursuant to Form N-1A

                 1(a)    Copy of Articles of Incorporation dated October
                         14, 1966.

                 1(b)    Copy of Articles of Amendment dated February 20,
                         1969.

                 1(c)    Copy of Articles of Amendment dated February 27,
                         1970.

                 1(d)    Copy of Articles of Amendment dated February 21,
                         1974.

                 1(e)    Copy of Articles of Amendment dated April 20,
                         1986.

                 1(f)    Copy of Articles of Amendment dated May 10, 1988;
                         Exhibit 1(f) to Post-Effective Amendment No. 6 to Registration Statement No. 2-83397.

                 1(g) Copy of Agreement and Articles of Transfer between Capstone U.S. Trend Fund, Inc. and U.S. Trend Fund, Inc. dated May 11, 1992; Exhibit 1(g) to Post-Effective Amendment No. 13 to Registration Statement No. 2-83397.

                 1(h) Form of Articles of Incorporation of Capstone U.S. Trend Fund, Inc.; Exhibit 1(h) to Post-Effective Amendment No. 12 to Registration Statement No. 2-83397.

                 1(i) Copy of Articles of Amendment to Articles of Incorporation of Capstone Growth Fund, Inc.;
                         Exhibit 1(i) to Post-Effective Amendment No. 16 to Registration Statement No. 2-83397.

                 2(a)    Copy of By-Laws, as amended.

                 2(b) Copy of Amendment to By-Laws, Exhibit 2(a) to Post-Effective Amendment No. 6 to Registration Statement No. 2-83397.

                 2(c)    Form of By-Laws of Capstone U.S. Trend Fund, Inc.;
                         Exhibit 2(c) to Post-Effective Amendment No. 12 to Registration Statement No. 2-83397.

                 3       None

                 4       Copy of Specimen Common Stock Certificate; Exhibit
                         (4) to Registration No. 2-83397.

                 5(a) Copy of Investment Advisory Agreement between Plitrend Fund, Inc. and Capstone Asset Management Company dated July 26, 1982.

                 5(b) Copy of Investment Advisory Agreement between U.S. Trend Fund, Inc. and Capstone Asset Management Company dated as of September 1, 1987; Exhibit 5(b) to Post-Effective Amendment No. 5 to Registration No. 2-83397.

                 5(c) Copy of revised Investment Advisory Agreement between U.S. Trend Fund, Inc. and Capstone Asset Management Company dated as of September 1, 1987;
                         Exhibit 5(c) to Post-Effective Amendment No. 9 to Registration No. 2-83397.

                 5(d) Copy of Investment Advisory Agreement between U.S. Trend Fund, Inc. and Capstone Asset Management Company dated as of February 19, 1992.; Exhibit 5(d) to Post-Effective Amendment No. 12 to Registration Statement No. 2-83397.

                 5(e) Copy of Investment Advisory Agreement between Capstone U.S. Trend Fund, Inc. and Capstone Asset Management Company dated May 11, 1992; Exhibit 5(e) to Post-Effective Amendment No. 13 to Registration Statement No. 2-83397.

                 6(a) Copy of General Distribution Agreement between Plitrend Fund, Inc. and Tenneco Asset Planning Company dated as of September 1, 1984; Exhibit 6 to Post-Effective Amendment No. 3 to Registration No. 2-83397.

                 6(b) Copy of General Distribution Agreement between U.S. Trend, Fund, Inc. and Capstone Asset Planning Company dated as of

                         September 1, 1987; Exhibit 6(b) to Post-Effective Amendment No. 5 to Registration No. 2-83397.

                 6(c) Copy of Amendment to General Distribution Agreement between U.S. Trend Fund, Inc. and Capstone Asset Planning Company dated September 1, 1987; Exhibit 6(c) to Post-Effective Amendment No. 11 to Registration No. 2-83397.

                 6(d) Copy of General Distribution Agreement between U.S. Trend Fund, Inc. and Capstone Asset Planning Company dated March 1, 1992; Exhibit 6(d) to Post-Effective Amendment No. 12 to Registration Statement No. 2-83397.

                 6(e) Copy of General Distribution Agreement between Capstone U.S. Trend Fund, Inc. and Capstone Asset Planning Company dated May 11, 1992; Exhibit 6(e) to Post-Effective Amendment No. 13 to Registration No. 2-83397.

                 6(f) Copy of Selling Group Agreement; Exhibit 6(f) to Post-effective Amendment No. 12 to Registration Statement No. 2-83397.

                 7       None

                 8(a) Copy of Custodian Agreement between Plitrend Fund, Inc. and First Pennsylvania Bank N.A., dated as of July 19, 1985; Exhibit 8(a) to Post-Effective Amendment No. 3 to Registration No. 2-83397.

                 8(b) Copy of Custody Agreement between Capstone Growth Fund, Inc. and The Fifth Third Bank dated December 13, 1994; Exhibit 8(b) to Post-Effective Amendment No. 17 to Registration No. 2-83397.

                 9(a)(1) Copy of Administration Agreement between Plitrend
                         Fund, Inc. and First Pennsylvania Bank N.A. as of May 19, 1982; Exhibit 9(a)(1) to Post-Effective Amendment No. 3 to Registration No. 2-83397.

                 9(a)(2) Copy of amendment of the Administration Agreement
                         between Plitrend Fund, Inc. and First Pennsylvania Bank N.A. dated as of December 23, 1985; Exhibit 9(a)(2) to Post-Effective Amendment No. 3 to Registration No. 2-83397.

                 9(b) Copy of Agency Agreement between U.S. Trend Fund, Inc. and Capstone Financial Services, Inc. dated as of October 2, 1987; Exhibit 9(b) to Post-Effective Amendment No. 5 to Registration No. 2-83397.

                 9(c)    Copy of Shareholder Services Agreement between
                         U.S. Trend

                         Fund, Inc. and Fund/Plan Services, Inc.
                         dated February 1, 1991; Exhibit 9(c) to Post-Effective Amendment No. 11 to Registration No. 2-83397.

                 10      Opinion of Dechert Price & Rhoads.

                 *11(a) Consent of Tait, Weller & Baker, Independent Certified Public Accountants.

                 *11(b)  Powers of Attorney of Messrs. James F. Leary, John
                         R. Parker, Philip C. Smith and Bernard J. Vaughan.

                 12      None.

                 13      None.

                 14(a)(1)Southwestern Life Insurance Company Defined Benefit
                         Pension Plan and Trust; Exhibit 14(a)(1) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(a)(2)Adoption Agreement for Southwestern Life Insurance
                         Company Standardized Integrated Defined Benefit Pension Plan and Trust (with Pairing Provisions);
                         Exhibit 14(a)(2) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(a)(3)Adoption Agreement for Southwestern Life Insurance
                         Company Standardized Non-Integrated Defined Benefit Pension Plan and Trust (with Pairing Provisions);
                         Exhibit 14(a)(3) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(a)(4)Adoption Agreement for Southwestern Life Insurance
                         Company Non-Standardized Integrated Defined Benefit Pension Plan and Trust; Exhibit 14(a)(4) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(a)(5)Adoption Agreement for Southwestern Life Insurance
                         Company Non-Standardized Non-Standardized Non-Integrated Defined Benefit Pension Plan and Trust;
                         Exhibit 14(a)(5) to Pre-Effective Amendment
                         No. 1 to Registration No. 2-99810.

                 14(b)(1)Southwestern Life Insurance Company Combination Profit
                         Sharing-Money Purchase Plan and Trust; Exhibit 14(b)(1) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.




____________
* Filed herewith

                 14(b)(2)Adoption Agreement for Southwestern Life Insurance
                         Company Standardized Money Purchase Plan and Trust (with Pairing Provisions); Exhibit 14(b)(2) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(b)(3)Adoption Agreement for Southwestern Life Insurance
                         Company Standardized Profit Sharing Plan and Trust (with Pairing Provisions); Exhibit 14(b)(3) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(b)(4)Adoption Agreement for Southwestern Life Insurance
                         Company Non-Standardized Money Purchase Plan and Trust;
                         Exhibit 14(b)(4) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(b)(5)Adoption Agreement for Southwestern Life Insurance
                         Company Non-Standardized Profit Sharing Plan and Trust;
                         Exhibit 14(b)(5) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(c) Form 5305, Simplified Employee Pension-Individual Retirement Accounts Contribution Agreement;
                         Exhibit 14(c) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(d) Form 5305-A, Individual Retirement Custodial Account; Exhibit 14(d) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(e)(1)Southwestern Life Insurance Company Tax Deferred
                         Annuity Program Custodial Agreement; Exhibit 14(e)(1) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(e)(2)Amendment to Application for Investment Plans under
                         403(b)(7) Plan; Exhibit 14(e)(2) to Pre-Effective Amendment No. 1 to Registration No. 2-99810.

                 14(f)(1)Southwestern Life Insurance Company Salary Reduction
                         Plan and Trust; Exhibit 14(f)(1) to Post-Effective Amendment No. 3 to Registration No. 2-83397.

                 14(f)(2)Adoption Agreement for Southwestern Life Insurance
                         Company Salary Reduction Plan and Trust; Exhibit 14(1)(2) to Post-Effective Amendment No. 3 to Registration No. 2-83397.

                 15(a) Copy of Service and Distribution Plan; Exhibit 15(a) to Post-Effective Amendment No. 12 to Registration Statement No. 2-83397.

                 15(b)   Copy of Service Agreement; Exhibit 15(b) to Post-
                         Effective

       61                Amendment No. 12 to Registration No. 2-83397.

                 *16     Schedule for Computation of Performance Quotations.

            B. Exhibits filed pursuant to Rule 483 of Regulation C under the Securities Act of 1933, as amended.


Item 25.    Persons Controlled or under Common Control with Registrant
            ----------------------------------------------------------

       Registrant is controlled by NationsBank (the "Bank"), as trustee of the Tenneco Inc. Thrift Plan.


Item 26.    Number of Holders of Securities
            -------------------------------

                                               Number of Record Holders
            Title of Class                     as of February 21, 1996
            --------------                     ------------------------
            Common Stock, par value $0.001              3,088


Item 27.    Indemnification
            ---------------

       The Articles of Incorporation include the following:

                                   ARTICLE VII

            "Article 7.4 Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article
7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment."

____________
* Filed herewith

The By-Laws of the Registrant include the following:

                                   ARTICLE VI
                                INDEMNIFICATION

       "The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law."

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

       To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment advisor or principal underwriter to the Registrant, any such provisions protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his reckless disregard of his duties pursuant to the conduct of his office or obligations pursuant to such contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Section 17(h) and
(i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.


Item 28.    Business and other Connections of Investment Adviser
            ----------------------------------------------------

       The investment adviser of the Registrant is also the investment adviser and/or administrator of five other investment companies: Capstone Government Income Fund, Capstone Intermediate Government Fund, Capstone Nikko Japan Fund, Capstone New Zealand Fund, and Medical Research Investment Fund, Inc. Such adviser also manages private accounts and is an adviser for a portion of the Tenneco Inc. Pension Plan. For further information, see "Directors and Officers" in Part B. hereof.
</R.

Item 29.    Principal Underwriters
            ----------------------



       (a) The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Government Income Fund, Capstone Intermediate Government Fund, Capstone Nikko Japan Fund, Capstone New Zealand Fund, and Medical Research Investment Fund, Inc.

       (b)

Name and Principal          Positions and Offices        Positions and Offices
Business Address*              with Underwriter             with Registrant
------------------          ---------------------        ---------------------
Dan E. Watson               Chairman of the Board        President
                            and Director

Edward L. Jaroski           President and Director       Executive Vice President
                            and Chairman of the Board

Albert P. Santa Luca                   --                Vice President

Leticia N. Jaroski          Vice President                           --

Janet K. Roberts            Assistant Vice President                 --

Iris R. Clay                Secretary                    Secretary

Norma R. Ybarbo                        --                Assistant Secretary

Linda G. Giuffre            Vice President and           Treasurer
                            Treasurer

Item 30.    Location of Accounts and Records
            --------------------------------

        Capstone Asset Management Company, the investment adviser to the Registrant, 5847 San Felipe, Suite 4100, Houston, Texas 77057, The Fifth Third Bank, the custodian of the Registrant, 38 Fountain Square, Cincinnati, Ohio 45263, and Fund/Plan Services, Inc., the transfer agent of the Registrant, 2 W. Elm Street, Conshohocken, Pennsylvania 19428, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.


Item 31.    Management Services
            -------------------

        Not applicable


Item 32.    Undertakings
            ------------

        Not applicable

____________
* 5847 San Felipe, Suite 4100, Houston, Texas 77057

                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement or Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 29th day of February, 1996.

                                CAPSTONE GROWTH FUND, INC.

                                Registrant


                                By:  _______________________________
                                     Edward L. Jaroski, Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                    Title                       Date
         ----------                    -----                       ----



/s/EDWARD L. JAROSKI          Executive Vice President       February 29, 1996
---------------------------   & Director (Principal
Edward L. Jaroski             Executive Officer)


/s/LINDA G. GIUFFRE           Treasurer (Principal           February 29, 1996
---------------------------   Financial & Accounting
Linda G. Giuffre              Officer)


JAMES F. LEARY*               Director                       February 29, 1996
---------------------------
James F. Leary


JOHN R. PARKER*               Director                       February 29, 1996
---------------------------
John R. Parker


PHILIP C. SMITH*              Director                       February 29, 1996
---------------------------
Philip C. Smith


BERNARD J. VAUGHAN*           Director                       February 29, 1996
---------------------------
Bernard J. Vaughan


* By:  /s/EDWARD L. JAROSKI
       --------------------------
       Edward L. Jaroski, Attorney-In-Fact

                                INDEX TO EXHIBITS



Exhibit
Number                      Description of Exhibits
-------                     -----------------------

   11(a)       Consent of Tait, Weller & Baker, Independent
               Certified Public Accountants

   11(b) Powers of Attorney of Messrs. James F. Leary, John R. Parker, Philip C. Smith and Bernard J. Vaughan

   16          Schedule of Computation of Performance Quotations